UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-06454

Fidelity Municipal Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Michigan Municipal Income Fund

Fidelity® Michigan Municipal Money Market Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	1.54%	4.03%	3.58%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$14,215	Fidelity® Michigan Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund gained 1.54%, roughly in line, net of fees, with the 1.45% advance of the state-specific Bloomberg Michigan Enhanced Municipal Bond Index and the 1.52% return of the benchmark, the broadly based Bloomberg Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state index, larger exposure to lower-quality investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid strong investor demand for higher-yielding securities. Overweighting muni bonds in the health care, airports, and higher-education segments provided a small boost to the fund's relative result as well. While there were no notable relative detractors from the perspective of sector allocation, credit-quality positioning or interest-rate exposure, underweighting bonds issued by certain lower-quality public-private partnership securities modestly detracted from the fund's return versus the state index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2021

% of fund's net assets
Health Care	26.5
General Obligations	24.5
Education	11.4
Water & Sewer	9.1
Transportation	9.1

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	3.0%
AA,A	86.5%
BBB	1.2%
BB and Below	1.5%
Not Rated	1.6%
Short-Term Investments and Net Other Assets	6.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 98.3%
	Principal Amount	Value
Guam - 0.3%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$600,000	$647,577
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (a)	400,000	439,967
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,213,069

TOTAL GUAM		2,300,613

Michigan - 97.6%
Battle Creek School District Series 2016:
5% 5/1/36	1,500,000	1,750,381
5% 5/1/37	1,175,000	1,368,422
Bay City School District Rev. Series 2014:
5% 11/1/26	1,000,000	1,105,053
5% 11/1/27	700,000	772,849
5% 11/1/28	250,000	275,895
Bloomfield Hills Schools District Series 2020, 4% 5/1/50	1,500,000	1,763,238
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,164,971
5% 5/1/33	1,000,000	1,163,733
5% 5/1/34	1,075,000	1,249,241
5% 5/1/35	775,000	899,022
Clarkston Cmnty. Schools Series 2016:
5% 5/1/28	1,745,000	2,001,448
5% 5/1/29	1,500,000	1,719,907
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/22 (FSA Insured)	500,000	511,601
Series A:
5% 7/1/29 (FSA Insured)	1,340,000	1,476,238
5% 7/1/31 (FSA Insured)	1,775,000	1,954,537
5% 7/1/33 (FSA Insured)	2,000,000	2,201,252
5% 7/1/34 (FSA Insured)	1,750,000	1,925,639
5% 7/1/35 (FSA Insured)	2,750,000	3,024,571
5% 7/1/37 (FSA Insured)	2,000,000	2,198,646
Detroit Gen. Oblig.:
Series 2018:
5% 4/1/22	725,000	731,987
5% 4/1/23	310,000	324,974
Series 2020:
5.5% 4/1/35	690,000	868,214
5.5% 4/1/36	435,000	546,160
5.5% 4/1/37	465,000	582,645
5.5% 4/1/38	490,000	612,986
Series 2021 A:
5% 4/1/37	1,875,000	2,309,102
5% 4/1/39	1,210,000	1,484,529
Detroit Swr. Disp. Rev.:
Series 2001 B, 5.5% 7/1/29 (Assured Guaranty Corp. Insured) (FGIC Insured)	25,000	30,267
Series 2006, 5% 7/1/36	10,000	10,037
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/22 (FSA Insured)	2,645,000	2,737,352
5% 10/1/26 (FSA Insured)	4,850,000	5,019,340
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (FSA Insured)	735,000	908,683
5% 4/1/34 (FSA Insured)	520,000	641,699
5% 4/1/35 (FSA Insured)	500,000	615,475
Farmington Pub. School District Gen. Oblig.:
Series 2015:
5% 5/1/26 (FSA Insured)	1,385,000	1,592,506
5% 5/1/27 (FSA Insured)	1,425,000	1,635,949
Series 2020, 4% 5/1/40	3,000,000	3,562,446
Fitzgerald Pub. School District Series 2019, 5% 5/1/37	1,260,000	1,579,168
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/38	1,800,000	2,072,460
4% 7/1/41	1,395,000	1,597,065
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,666,233
Gerald R. Ford Int'l. Arpt. Auth. Rev. Series 2021:
5% 1/1/26 (a)	225,000	263,641
5% 1/1/27 (a)	325,000	392,090
5% 1/1/28 (a)	235,000	290,691
5% 1/1/29 (a)	525,000	665,354
5% 1/1/30 (a)	425,000	550,027
5% 1/1/31 (a)	725,000	958,452
5% 1/1/32 (a)	725,000	977,756
5% 1/1/33 (a)	1,000,000	1,345,658
5% 1/1/34 (a)	1,000,000	1,343,260
5% 1/1/35 (a)	850,000	1,139,093
5% 1/1/36 (a)	600,000	801,685
5% 1/1/37 (a)	700,000	933,024
5% 1/1/38 (a)	1,170,000	1,556,479
5% 1/1/39 (a)	1,000,000	1,327,473
5% 1/1/40 (a)	1,000,000	1,325,077
5% 1/1/41 (a)	1,100,000	1,454,025
5% 1/1/46 (a)	2,000,000	2,619,374
5% 1/1/51 (a)	3,000,000	3,909,560
Grand Rapids Pub. Schools:
Series 2017, 5% 5/1/29 (FSA Insured)	480,000	575,881
Series 2019:
5% 11/1/39 (FSA Insured)	1,200,000	1,490,780
5% 11/1/41 (FSA Insured)	1,300,000	1,609,757
5% 11/1/42 (FSA Insured)	1,400,000	1,728,953
Grand Rapids San. Swr. Sys. Rev.:
Series 2018:
5% 1/1/31	475,000	585,549
5% 1/1/33	250,000	306,876
5% 1/1/34	550,000	673,996
5% 1/1/35	400,000	488,661
5% 1/1/38	655,000	795,154
Series 2016, 5% 1/1/37	1,250,000	1,452,321
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	291,750
5% 1/1/32	320,000	373,165
5% 1/1/33	550,000	640,670
5% 1/1/34	500,000	581,570
5% 1/1/35	920,000	1,068,122
5% 1/1/36	385,000	446,164
5% 1/1/46	800,000	913,238
Grand Traverse County Hosp. Fin. Auth.:
Series 2014 A, 5% 7/1/47	1,400,000	1,541,972
Series 2019 A:
5% 7/1/44	1,110,000	1,346,364
5% 7/1/49	2,615,000	3,156,558
Series 2021:
4% 7/1/22	500,000	509,346
5% 7/1/23	425,000	454,622
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	562,606
5% 12/1/26	1,900,000	2,133,230
5% 12/1/28	1,800,000	2,019,719
Series 2018:
5% 12/1/34	1,075,000	1,329,965
5% 12/1/35	1,225,000	1,513,946
5% 12/1/37	1,375,000	1,694,206
5% 12/1/38	875,000	1,076,618
5% 12/1/43	1,400,000	1,713,922
Grandville Pub. Schools District Series 2020:
4% 5/1/39 (FSA Insured)	1,000,000	1,178,258
4% 5/1/40 (FSA Insured)	1,300,000	1,530,417
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B:
5% 7/1/27	15,000	17,920
5% 7/1/30	2,000,000	2,373,686
Series 2016 C, 5% 7/1/31	7,000,000	8,280,682
Series 2018 A:
5% 7/1/43	10,000,000	12,155,223
5% 7/1/48	5,000,000	6,043,270
Series 2018 B:
5% 7/1/28	1,125,000	1,413,096
5% 7/1/29	15,000	19,217
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 C, 5.25% 7/1/35	2,000,000	2,391,810
Series 2020 B:
5% 7/1/45	1,850,000	2,318,765
5% 7/1/49	1,300,000	1,619,784
Grosse Pointe Pub. School Sys. Series 2019:
5% 5/1/38	1,000,000	1,251,455
5% 5/1/39	1,000,000	1,247,819
Hudsonville Pub. Schools:
Series 2013:
4% 5/1/25	500,000	524,003
5% 5/1/22	600,000	609,361
Series 2017:
5% 5/1/31	430,000	522,603
5% 5/1/32	1,200,000	1,456,490
5% 5/1/34	1,000,000	1,213,223
5% 5/1/35	1,000,000	1,211,802
Ingham, Eaton and Clinton Counties Lansing School District Series II:
4% 5/1/22	345,000	349,308
5% 5/1/23	430,000	456,452
5% 5/1/24	355,000	392,119
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
4% 5/15/36	1,985,000	2,190,664
4% 5/15/36 (Pre-Refunded to 5/15/26 @ 100)	15,000	17,164
5% 5/15/28	775,000	916,254
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	5,000	5,936
5% 5/15/30	4,970,000	5,866,460
5% 5/15/30 (Pre-Refunded to 5/15/26 @ 100)	30,000	35,616
Kentwood Econ. Dev. Corp.:
Series 2021, 4% 11/15/45	500,000	551,940
Series 2022:
4% 11/15/31 (b)	1,000,000	1,106,015
4% 11/15/43 (b)	2,250,000	2,467,892
Lansing Board of Wtr. & Lt. Util. Rev.:
Bonds Series 2021 B, 2%, tender 7/1/26 (c)	2,000,000	2,119,273
Series 2019 A:
5% 7/1/22	230,000	235,429
5% 7/1/23	340,000	363,645
5% 7/1/24	375,000	417,462
5% 7/1/25	375,000	433,022
Lansing Cmnty. College:
Series 2012:
5% 5/1/23	1,135,000	1,152,490
5% 5/1/25	350,000	355,495
Series 2019, 5% 5/1/44	3,000,000	3,685,924
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,395,060
5% 5/1/29	1,430,000	1,684,633
5% 5/1/31	500,000	585,079
5% 5/1/32	1,000,000	1,169,232
Lowell Area Schools Series I:
5% 5/1/47	1,500,000	1,866,119
5% 5/1/49	1,750,000	2,175,331
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,547,027
5% 5/1/34	1,750,000	2,123,141
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	924,895
5% 7/1/30	900,000	1,066,700
5% 7/1/31	780,000	924,196
5% 7/1/32	1,000,000	1,185,596
5% 7/1/33	705,000	836,046
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 2015 1, 5% 10/15/50	7,250,000	8,235,361
Series I, 3% 10/15/45	6,000,000	6,474,513
Series 2021 I, 4% 10/15/56	2,500,000	2,956,851
Series I, 5% 4/15/38	3,000,000	3,455,722
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/30	1,000,000	1,265,661
5% 11/1/31	750,000	945,406
5% 11/1/32	1,000,000	1,258,331
5% 11/1/33	3,250,000	4,076,819
5% 11/1/35	1,000,000	1,249,493
5% 11/1/36	1,250,000	1,559,811
5% 11/1/37	1,500,000	1,868,485
5% 11/1/38	1,595,000	1,984,058
(Detroit Wtr. And Sewerage Dept. Sewage Disp. Sys. Rev. And Rev. Rfdg. Local Proj. Bonds):
Series 2014 C, 5% 7/1/25 (FSA Insured)	1,850,000	2,063,888
Series 2014 C3, 5% 7/1/30 (FSA Insured)	6,000,000	6,676,218
(Detroit Wtr. And Sewerage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj. Bonds) Series 2015, 5% 7/1/30	10,000	11,469
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/24	2,940,000	3,318,559
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,304,279
5% 1/1/40	3,000,000	3,130,269
(Kalamazoo College Proj.) Series 2018:
4% 12/1/36	790,000	918,248
4% 12/1/47	2,610,000	2,982,788
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,104,023
(Trinity Health Proj.) Series 2017:
5% 12/1/30	710,000	876,028
5% 12/1/37	3,270,000	4,009,020
5% 12/1/42	2,120,000	2,587,761
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (c)	3,000,000	3,017,342
Series 2016 E1, 4%, tender 8/15/24 (c)	1,355,000	1,476,998
Series 2019 B, 3.5%, tender 11/15/22 (c)	5,000,000	5,135,205
Series 2019 MI2, 5%, tender 2/1/25 (c)	5,000,000	5,674,559
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	127,451
Series 2012:
5% 11/15/24	660,000	686,671
5% 11/15/25	1,000,000	1,040,144
5% 11/15/26	800,000	831,902
5% 11/1/42	2,000,000	2,072,991
5% 11/15/42	3,120,000	3,236,932
Series 2013, 5% 8/15/30	4,105,000	4,409,966
Series 2014 H1:
5% 10/1/22	755,000	757,719
5% 10/1/25	2,250,000	2,529,342
5% 10/1/39	4,725,000	5,277,797
Series 2015 C:
5% 7/1/26	570,000	657,550
5% 7/1/27	1,465,000	1,686,720
5% 7/1/28	1,500,000	1,723,085
5% 7/1/35	2,100,000	2,396,674
Series 2015 D1:
5% 7/1/34	1,250,000	1,427,056
5% 7/1/35	505,000	576,343
Series 2015 D2, 5% 7/1/34	1,000,000	1,141,645
Series 2016 A, 5% 11/1/44	6,190,000	7,112,291
Series 2016:
5% 11/15/28	2,655,000	3,174,382
5% 1/1/29	1,000,000	1,160,079
5% 11/15/29	2,950,000	3,522,430
5% 1/1/30	1,000,000	1,155,355
5% 1/1/31	1,170,000	1,348,228
5% 1/1/32	1,895,000	2,180,194
5% 1/1/33	1,915,000	2,201,043
5% 1/1/34	2,135,000	2,451,957
5% 11/15/34	1,135,000	1,348,094
5% 11/15/41	11,710,000	13,798,794
Series 2019 A:
4% 12/1/49	7,000,000	8,116,054
4% 2/15/50	4,000,000	4,596,616
4% 11/15/50	8,750,000	9,925,515
5% 11/15/48	9,865,000	12,206,448
5% 5/15/54	1,000,000	1,166,321
Series 2019 MI1, 5% 12/1/48	2,000,000	2,458,774
Series 2020 A:
4% 6/1/35	2,000,000	2,389,695
4% 6/1/37	2,000,000	2,373,298
4% 6/1/40	2,000,000	2,355,231
4% 6/1/49	4,250,000	4,852,807
Series 2020, 4% 11/1/55	2,500,000	2,887,405
Series 2021, 5% 9/1/38	1,270,000	1,621,176
Series 2022, 4% 12/1/46 (b)	750,000	852,992
Michigan Gen. Oblig. Series 2020 A:
4% 5/15/40	500,000	599,347
5% 5/15/30	1,100,000	1,451,655
Michigan Hosp. Fin. Auth. Rev.:
Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (c)	3,650,000	3,742,552
Series 2010 F, 4% 11/15/47	290,000	328,361
Series 2010 F4, 5% 11/15/47	5,050,000	6,360,934
Series 2016:
5% 11/15/46	3,500,000	4,137,038
5% 11/15/47	18,000,000	21,257,482
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2020 A1, 0.65% 10/1/24	475,000	474,385
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2019 B, 3.75% 6/1/50	3,285,000	3,584,494
Series 2020 C, 3% 6/1/51	3,465,000	3,719,051
Series 2021 A, 3% 6/1/52	3,490,000	3,771,895
Series A:
3.5% 12/1/50	2,790,000	3,037,968
4% 12/1/48	1,335,000	1,444,249
Series C, 4.25% 6/1/49	2,915,000	3,196,286
Michigan State Hsg. Dev. Auth. Series 2021 A, 0.55% 4/1/25	2,750,000	2,743,331
Michigan State Univ. Revs.:
Series 2019 B, 5% 2/15/48	3,000,000	3,687,105
Series 2019 C, 4% 2/15/44	1,500,000	1,751,174
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	3,598,918
(I-75 Impt. Proj.) Series 2018:
4.25% 12/31/38 (FSA Insured) (a)	825,000	966,166
5% 12/31/26 (a)	335,000	399,628
(The Detroit Edison Co. Exempt Facilities Proj.) Series 2008 ET2, 1.35% 8/1/29	2,000,000	2,000,000
(The Detroit Edison Co. Poll. Cont. Bonds Proj.) Series 1995 CC, 1.45% 9/1/30	2,000,000	1,997,390
Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(c)	6,000,000	6,171,354
(Graphic Packaging Int'l., LLC Coated Recycled Board Machine Proj.) Series 2021, 4%, tender 10/1/26 (a)(c)	5,000,000	5,572,348
Series 2020:
4% 5/15/27	860,000	962,855
5% 5/15/44	1,500,000	1,728,961
Michigan Technological Univ. Series 2021, 4% 10/1/46	2,835,000	3,337,596
Michigan Trunk Line Fund Rev.:
Series 2020 B:
4% 11/15/45	6,000,000	7,102,445
5% 11/15/36	6,000,000	7,867,027
Series 2021 A, 4% 11/15/41	3,000,000	3,643,392
Northern Michigan Univ. Revs. Series 2021:
4% 6/1/39	900,000	1,067,666
4% 6/1/40	500,000	591,633
4% 6/1/41	1,385,000	1,634,933
4% 6/1/46	1,850,000	2,160,866
5% 6/1/32	375,000	492,289
5% 6/1/33	365,000	476,746
5% 6/1/34	375,000	488,870
5% 6/1/35	375,000	487,591
5% 6/1/36	400,000	519,323
5% 6/1/37	675,000	874,337
Novi Cmnty. School District Series I:
5% 5/1/43	1,150,000	1,479,141
5% 5/1/44	1,175,000	1,507,305
Oakland Macomb Intercepto Series 2020 A, 5% 7/1/29	1,500,000	1,917,969
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,178,605
5% 3/1/25	1,225,000	1,233,970
5% 3/1/26	1,290,000	1,299,425
Series 2013 A:
5% 3/1/25	995,000	1,047,336
5% 3/1/26	1,620,000	1,704,627
5% 3/1/27	815,000	857,184
5% 3/1/38	2,900,000	3,040,401
Series 2014:
5% 3/1/28	335,000	366,496
5% 3/1/29	525,000	574,359
5% 3/1/39	3,000,000	3,257,014
Series 2016:
5% 3/1/28	1,150,000	1,343,950
5% 3/1/41	3,475,000	4,026,407
Portage Pub. Schools:
Series 2016:
5% 11/1/32	2,500,000	2,943,996
5% 11/1/34	1,250,000	1,469,084
5% 11/1/35	1,300,000	1,525,428
5% 11/1/39	755,000	879,284
Series 2019, 4% 11/1/38	2,000,000	2,354,878
Series 2021, 4% 11/1/42	1,000,000	1,210,410
Ravenna Pub. Schools Gen. Oblig. Series 2021, 4% 5/1/51	2,140,000	2,506,479
Rochester Cmnty. School District Series I, 5% 5/1/31	1,500,000	1,768,499
Rockford Pub. Schools Gen. Oblig. Series 2019 I:
5% 5/1/42	3,050,000	3,776,161
5% 5/1/44	3,100,000	3,825,626
Roseville Cmnty. Schools:
Series 2014, 5% 5/1/24	780,000	863,477
Series 2015, 5% 5/1/24	570,000	631,003
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/26	1,000,000	1,097,652
5% 9/1/27	1,175,000	1,289,206
5% 9/1/28	1,870,000	2,050,908
Saginaw City School District Series 2021, 4% 5/1/47	3,000,000	3,512,948
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
4% 7/1/36	770,000	911,099
4% 7/1/37	820,000	968,159
4% 7/1/39	1,430,000	1,679,797
4% 7/1/40	490,000	573,828
Walled Lake Consolidated School District Series 2020, 5% 5/1/36	1,050,000	1,357,897
Warren Consolidated School District:
Series 2016:
5% 5/1/23	810,000	859,939
5% 5/1/34	5,630,000	6,603,662
5% 5/1/35	1,250,000	1,462,698
Series 2017:
4% 5/1/23 (FSA Insured)	750,000	786,333
4% 5/1/24 (FSA Insured)	750,000	807,653
4% 5/1/25 (FSA Insured)	500,000	552,659
Series 2018:
5% 5/1/30	550,000	688,250
5% 5/1/32	1,100,000	1,371,154
5% 5/1/34	1,175,000	1,456,588
5% 5/1/35	1,200,000	1,483,897
5% 5/1/36	1,000,000	1,231,742
5% 5/1/37	1,300,000	1,594,194
5% 5/1/38	800,000	971,635
Wayne County Arpt. Auth. Rev.:
Series 2012 A, 5% 12/1/23	2,300,000	2,397,890
Series 2012 B, 5% 12/1/32 (a)	1,500,000	1,561,587
Series 2014 C:
5% 12/1/29 (a)	720,000	807,380
5% 12/1/31 (a)	860,000	963,313
5% 12/1/34 (a)	1,655,000	1,850,770
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	9,452,182
Series 2015 G:
5% 12/1/35	5,435,000	6,296,351
5% 12/1/36	5,760,000	6,663,231
Series 2017 A:
5% 12/1/22	640,000	667,476
5% 12/1/37	545,000	663,285
5% 12/1/42	1,455,000	1,774,174
Series 2017 B, 5% 12/1/47 (a)	450,000	541,766
Series 2018 B, 5% 12/1/48 (a)	5,000,000	6,081,004
Series 2018 D:
5% 12/1/30 (a)	4,365,000	5,388,512
5% 12/1/31 (a)	2,825,000	3,486,232
5% 12/1/32 (a)	2,945,000	3,628,203
Series 2021 A:
5% 12/1/36	1,000,000	1,318,335
5% 12/1/37	1,500,000	1,971,126
5% 12/1/38	1,250,000	1,639,469
5% 12/1/39	1,500,000	1,961,584
Series 2021 B:
5% 12/1/35 (a)	1,225,000	1,599,318
5% 12/1/37 (a)	1,520,000	1,976,340
5% 12/1/46 (a)	1,280,000	1,625,042
Wayne State Univ. Revs. Series 2019 A:
4% 11/15/38	1,000,000	1,166,309
4% 11/15/39	800,000	931,381
West Ottawa Pub. School District Series 2014 1:
5% 5/1/30 (Pre-Refunded to 5/1/24 @ 100)	725,000	803,306
5% 5/1/32 (Pre-Refunded to 5/1/24 @ 100)	500,000	554,004
5% 5/1/34 (Pre-Refunded to 5/1/24 @ 100)	900,000	997,208
5% 5/1/35 (Pre-Refunded to 5/1/24 @ 100)	250,000	277,002
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	359,253
5% 11/15/26	400,000	448,580
5% 11/15/28	650,000	725,795
5% 11/15/29	750,000	837,230
5% 11/15/30	855,000	954,700
5% 11/15/31	700,000	781,626
Series 2015 A:
5% 11/15/26	1,000,000	1,140,947
5% 11/15/28	2,505,000	2,841,952
Series 2019 A, 5% 11/15/44	2,000,000	2,477,148
Series 2021 A:
5% 11/15/27 (FSA Insured)	300,000	370,119
5% 11/15/30 (FSA Insured)	200,000	262,527
5% 11/15/31 (FSA Insured)	150,000	197,886
5% 11/15/32 (FSA Insured)	300,000	394,884
5% 11/15/34 (FSA Insured)	400,000	524,467
5% 11/15/36 (FSA Insured)	400,000	522,041
5% 11/15/38 (FSA Insured)	625,000	812,331
5% 11/15/40 (FSA Insured)	635,000	820,972
5% 11/15/41 (FSA Insured)	345,000	445,010
5% 11/15/51 (FSA Insured)	5,000,000	6,353,493
5% 11/15/53 (FSA Insured)	4,100,000	5,201,791
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,545,321
5% 5/1/30	1,550,000	1,831,076
5% 5/1/32	2,000,000	2,358,934
Zeeland Pub. Schools Series A, 5% 5/1/27	1,000,000	1,145,534

TOTAL MICHIGAN		713,744,602

Puerto Rico - 0.4%
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,340,000	1,626,656
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
4% 7/1/36	195,000	225,356
5% 7/1/30	485,000	613,503
5% 7/1/32	360,000	460,590

TOTAL PUERTO RICO		2,926,105

TOTAL MUNICIPAL BONDS
(Cost $679,980,567)		718,971,320

Municipal Notes - 0.1%
Michigan - 0.1%
Michigan Fin. Auth. Rev.:
(Hosp. Proj.) Series 2016 E2, 0.13% 1/7/22, VRDN (c)	720,000	$720,000
Series 2016 E3, 0.11% 1/7/22, VRDN (c)	100,000	100,000
TOTAL MUNICIPAL NOTES
(Cost $820,000)		820,000
TOTAL INVESTMENT IN SECURITIES - 98.4%
(Cost $680,800,567)		719,791,320
NET OTHER ASSETS (LIABILITIES) - 1.6%		11,810,709
NET ASSETS - 100%		$731,602,029

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$719,791,320	$--	$719,791,320	$--
Total Investments in Securities:	$719,791,320	$--	$719,791,320	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	26.5%
General Obligations	24.5%
Education	11.4%
Water & Sewer	9.1%
Transportation	9.1%
Special Tax	8.9%
Others* (Individually Less Than 5%)	10.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $680,800,567)		$719,791,320
Cash		10,787,669
Receivable for fund shares sold		109,239
Interest receivable		6,183,234
Prepaid expenses		726
Other receivables		3,233
Total assets		736,875,421
Liabilities
Payable for investments purchased on a delayed delivery basis	$4,373,910
Payable for fund shares redeemed	184,608
Distributions payable	381,988
Accrued management fee	211,209
Other affiliated payables	75,345
Other payables and accrued expenses	46,332
Total liabilities		5,273,392
Net Assets		$731,602,029
Net Assets consist of:
Paid in capital		$691,880,659
Total accumulated earnings (loss)		39,721,370
Net Assets		$731,602,029
Net Asset Value, offering price and redemption price per share ($731,602,029 ÷ 57,887,361 shares)		$12.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$18,644,215
Expenses
Management fee	$2,530,099
Transfer agent fees	725,988
Accounting fees and expenses	165,211
Custodian fees and expenses	7,037
Independent trustees' fees and expenses	2,172
Registration fees	27,675
Audit	51,580
Legal	6,565
Miscellaneous	3,370
Total expenses before reductions	3,519,697
Expense reductions	(13,241)
Total expenses after reductions		3,506,456
Net investment income (loss)		15,137,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,360,076
Total net realized gain (loss)		4,360,076
Change in net unrealized appreciation (depreciation) on investment securities		(8,677,684)
Net gain (loss)		(4,317,608)
Net increase (decrease) in net assets resulting from operations		$10,820,151

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,137,759	$15,432,759
Net realized gain (loss)	4,360,076	2,296,459
Change in net unrealized appreciation (depreciation)	(8,677,684)	15,329,963
Net increase (decrease) in net assets resulting from operations	10,820,151	33,059,181
Distributions to shareholders	(18,599,520)	(17,973,540)
Share transactions
Proceeds from sales of shares	98,407,493	117,154,703
Reinvestment of distributions	12,950,242	12,433,906
Cost of shares redeemed	(88,383,573)	(101,318,002)
Net increase (decrease) in net assets resulting from share transactions	22,974,162	28,270,607
Total increase (decrease) in net assets	15,194,793	43,356,248
Net Assets
Beginning of period	716,407,236	673,050,988
End of period	$731,602,029	$716,407,236
Other Information
Shares
Sold	7,722,513	9,284,300
Issued in reinvestment of distributions	1,018,827	983,839
Redeemed	(6,946,787)	(8,137,989)
Net increase (decrease)	1,794,553	2,130,150

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.77	$12.47	$11.97	$12.22	$11.94
Income from Investment Operations
Net investment income (loss)A	.265	.283	.309	.319	.333
Net realized and unrealized gain (loss)	(.070)	.347	.541	(.216)	.324
Total from investment operations	.195	.630	.850	.103	.657
Distributions from net investment income	(.265)	(.284)	(.310)	(.318)	(.333)
Distributions from net realized gain	(.060)	(.046)	(.040)	(.035)	(.044)
Total distributions	(.325)	(.330)	(.350)	(.353)	(.377)
Net asset value, end of period	$12.64	$12.77	$12.47	$11.97	$12.22
Total ReturnB	1.54%	5.11%	7.16%	.90%	5.57%
Ratios to Average Net AssetsC,D
Expenses before reductions	.48%	.48%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.08%	2.25%	2.50%	2.67%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$731,602	$716,407	$673,051	$597,684	$680,383
Portfolio turnover rateE	13%	13%	14%	22%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2021

Days	% of fund's investments 12/31/21
1 - 7	87.6
8 - 30	1.5
31 - 60	0.2
91 - 180	3.7
> 180	7.0

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2021
Variable Rate Demand Notes (VRDNs)	39.5%
Tender Option Bond	38.5%
Other Municipal Security	11.9%
Investment Companies	10.4%
Net Other Assets (Liabilities)*	(0.3)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/21
Fidelity® Michigan Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2021, the most recent period shown in the table, would have been (0.39)%.

Fidelity® Michigan Municipal Money Market Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Variable Rate Demand Note - 39.5%
	Principal Amount	Value
Alabama - 0.6%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.18% 1/7/22, VRDN (a)(b)	$1,100,000	$1,100,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.19% 1/7/22, VRDN (b)	400,000	400,000
Series 2007 B, 0.19% 1/7/22, VRDN (b)	100,000	100,000
		500,000
Michigan - 37.9%
Central Michigan Univ. Rev. Series 2008 A, 0.1% 1/7/22, LOC TD Banknorth, NA, VRDN (b)	3,845,000	3,845,000
Grand Traverse County Hosp. Fin. Auth. Series 2011 B, 0.11% 1/7/22, LOC JPMorgan Chase Bank, VRDN (b)	1,095,000	1,095,000
Lakeview School District Calhoun County Series B, 0.1% 1/7/22 (Michigan Gen. Oblig. Guaranteed), LOC TD Banknorth, NA, VRDN (b)	2,645,000	2,645,000
Michigan Fin. Auth. Rev. Series 2016 E3, 0.11% 1/7/22, VRDN (b)	1,000,000	1,000,000
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Series 2002 A, 0.15% 1/7/22, LOC Bank of America NA, VRDN (a)(b)	4,700,000	4,700,000
Series 2008 A, 0.11% 1/7/22, LOC Barclays Bank PLC, VRDN (a)(b)	8,895,000	8,895,000
Series 2016 D, 0.14% 1/7/22, LOC Bank of America NA, VRDN (a)(b)	4,965,000	4,965,000
Series 2018 C, 0.14% 1/7/22, LOC Bank of America NA, VRDN (a)(b)	8,280,000	8,280,000
Michigan State Univ. Revs. Series 2000 A:
0.09% 1/7/22 (Liquidity Facility Northern Trust Co.), VRDN (b)	5,755,000	5,755,000
0.09% 1/7/22 (Liquidity Facility PNC Bank NA), VRDN (b)	1,200,000	1,200,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 0.12% 1/3/22, LOC Comerica Bank, VRDN (b)	5,040,000	5,040,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 0.14% 1/7/22, LOC Bank of Nova Scotia, VRDN (b)	10,660,000	10,660,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 0.12% 1/7/22, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	18,240,000	18,240,000
		76,320,000
Nebraska - 0.7%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 0.18% 1/7/22, VRDN (a)(b)	500,000	500,000
Series 1998, 0.18% 1/7/22, VRDN (a)(b)	1,000,000	1,000,000
		1,500,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $79,420,000)		79,420,000

Tender Option Bond - 38.5%
Colorado - 0.1%
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.1%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	100,000	100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
		300,000
Florida - 0.6%
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Lee County Arpt. Rev. Participating VRDN Series XF 11 26, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	200,000	200,000
Miami-Dade County Wtr. & Swr. Rev. Participating VRDN Series 2021 XF 11 01, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	900,000	900,000
		1,300,000
Kentucky - 0.1%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.18% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	100,000	100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		200,000
Maryland - 1.3%
Baltimore Proj. Rev. Bonds Series Floaters G 28, 0.3%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Maryland Gen. Oblig. Participating VRDN Series DB 807, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,530,000	2,530,000
		2,630,000
Massachusetts - 0.1%
Massachusetts Gen. Oblig. Participating VRDN Series 2021 XG 03 15, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	200,000	200,000
Michigan - 35.7%
Clarkston Cmnty. Schools Participating VRDN Series Floaters G72, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	2,695,000	2,695,000
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	8,000,000	8,000,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floaters 009, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	8,200,000	8,200,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 0.13% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	4,000,000	4,000,000
Grand Traverse County Hosp. Fin. Auth. Participating VRDN Series 2021 XG 03 19, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,100,000	2,100,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XF 26 09, 0.13% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	800,000	800,000
Series Floaters XM 04 65, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	3,200,000	3,200,000
Series Floaters XM 07 43, 0.13% 1/7/22 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	2,500,000	2,500,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,360,000	2,360,000
Series 16 XM0223, 0.14% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	5,000,000	5,000,000
Series Floaters ZF 07 84, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,670,000	2,670,000
Series Floaters ZF 07 90, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,800,000	2,800,000
Series Floaters ZF 07 96, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,800,000	2,800,000
Series Floaters ZF 28 25, 0.16% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,500,000	2,500,000
Series XF 28 61, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	1,200,000	1,200,000
Series XM 04 72, 0.13% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	1,450,000	1,450,000
Series XM 07 48, 0.18% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	2,240,000	2,240,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series Floaters ZF 07 87, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	100,000	100,000
Michigan State Univ. Revs. Participating VRDN Series Floaters ZF 07 50, 0.15% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,915,000	1,915,000
Monroe Mich Pub. Schools Participating VRDN Series XL 01 46, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,200,000	2,200,000
Trenton Pub. Schools School District Participating VRDN Series Floaters CTFS G 102, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,100,000	3,100,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	3,089,000	3,089,000
Series 15 XF2205, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,400,000	2,400,000
Series Floaters XF 25 48, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	500,000	500,000
Series Floaters ZF 05 90, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	4,100,000	4,100,000
		71,919,000
Mississippi - 0.1%
Mississippi Bus. Fin. Corp. Rev. Participating VRDN Series 2021 XF 11 05, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
New York - 0.1%
New York City Gen. Oblig. Participating VRDN Series 2020 003, 0.25% 2/11/22 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	100,000	100,000
North Dakota - 0.1%
Grand Forks Health Care Sys. Rev. Participating VRDN Series 2021 XG 03 44, 0.19% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
Ohio - 0.1%
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Pennsylvania - 0.1%
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
South Carolina - 0.0%
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Tennessee - 0.0%
Metropolitan Nashville Arpt. Auth. Rev. Participating VRDN Series 2021 XL 01 89, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Texas - 0.0%
Houston Arpt. Sys. Rev. Participating VRDN Series XF 11 11, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Virginia - 0.0%
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.3%, tender 8/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $77,549,000)		77,549,000

Other Municipal Security - 11.9%
Massachusetts - 0.2%
Massachusetts Dev. Fin. Agcy. Elec. Util. Rev. Bonds Series 2021, 0.19% tender 1/12/22 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	400,000	400,000
Michigan - 11.7%
Detroit Swr. Disp. Rev. Bonds Series 2012 A:
5% 7/1/22 (Pre-Refunded to 7/1/22 @ 100)	2,000,000	2,048,263
5.25% 7/1/22 (Pre-Refunded to 7/1/22 @ 100)	2,310,000	2,368,421
5.25% 7/1/22 (Pre-Refunded to 7/1/22 @ 100)	160,000	163,997
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds:
(Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 0.35%, tender 7/29/22 (b)(f)	8,915,000	8,915,000
Series 2011 C, 5% 1/15/22 (Pre-Refunded to 1/15/22 @ 100)	500,000	500,913
Michigan Bldg. Auth. Rev.:
Bonds (Facilities Prog.) Series 2021 I, 4% 4/15/22	1,050,000	1,061,528
Series 2021 8, 0.11% 1/20/22, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	2,100,000	2,100,000
Michigan Fin. Auth. Rev. Bonds:
(Trinity Health Proj.) Series 2015, 5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	1,385,000	1,412,572
Series 2015 MI, 5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	1,520,000	1,550,414
Series 2015:
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	400,000	407,984
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	460,000	469,034
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	725,000	739,397
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	950,000	969,008
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 0.58%, tender 2/1/22 (b)(f)	250,000	250,010
Series 2017 A, 5% 12/1/22 (Pre-Refunded to 12/1/22 @ 100)	510,000	532,230
Michigan Hosp. Fin. Auth. Rev. Bonds Series 2009 B, 5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	150,000	152,947
		23,641,718
TOTAL OTHER MUNICIPAL SECURITY
(Cost $24,041,718)		24,041,718
	Shares	Value

Investment Company - 10.4%
Fidelity Municipal Cash Central Fund 0.11% (g)(h)
(Cost $21,013,810)	21,011,217	21,013,810
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $202,024,528)		202,024,528
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(672,105)
NET ASSETS - 100%		$201,352,423

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,100,000 or 0.5% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Baltimore Proj. Rev. Bonds Series Floaters G 28, 0.3%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada)	7/1/21	$100,000
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada)	3/1/21	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$200,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada)	5/3/21	$100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.3%, tender 8/1/22 (Liquidity Facility Royal Bank of Canada)	2/1/21	$100,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$25,440,417	$47,748,002	$52,175,000	$13,482	$391	$--	$21,013,810	1.5%
Total	$25,440,417	$47,748,002	$52,175,000	$13,482	$391	$--	$21,013,810

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $181,010,718)	$181,010,718
Fidelity Central Funds (cost $21,013,810)	21,013,810
Total Investment in Securities (cost $202,024,528)		$202,024,528
Receivable for fund shares sold		143,746
Interest receivable		195,662
Distributions receivable from Fidelity Central Funds		2,007
Prepaid expenses		213
Total assets		202,366,156
Liabilities
Payable to custodian bank	$852,786
Payable for fund shares redeemed	113,553
Distributions payable	172
Accrued management fee	12,643
Other affiliated payables	2,638
Other payables and accrued expenses	31,941
Total liabilities		1,013,733
Net Assets		$201,352,423
Net Assets consist of:
Paid in capital		$201,354,141
Total accumulated earnings (loss)		(1,718)
Net Assets		$201,352,423
Net Asset Value, offering price and redemption price per share ($201,352,423 ÷ 201,053,973 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$193,377
Income from Fidelity Central Funds		13,160
Total income		206,537
Expenses
Management fee	$731,656
Transfer agent fees	332,553
Accounting fees and expenses	32,882
Custodian fees and expenses	2,523
Independent trustees' fees and expenses	634
Registration fees	22,106
Audit	34,803
Legal	1,711
Miscellaneous	599
Total expenses before reductions	1,159,467
Expense reductions	(973,982)
Total expenses after reductions		185,485
Net investment income (loss)		21,052
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,610
Fidelity Central Funds	391
Capital gain distributions from Fidelity Central Funds	322
Total net realized gain (loss)		23,323
Net increase in net assets resulting from operations		$44,375

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,052	$784,810
Net realized gain (loss)	23,323	3,728
Net increase in net assets resulting from operations	44,375	788,538
Distributions to shareholders	(105,307)	(809,041)
Share transactions
Proceeds from sales of shares	25,122,420	26,398,910
Reinvestment of distributions	99,870	769,599
Cost of shares redeemed	(38,896,191)	(65,198,730)
Net increase (decrease) in net assets and shares resulting from share transactions	(13,673,901)	(38,030,221)
Total increase (decrease) in net assets	(13,734,833)	(38,050,724)
Net Assets
Beginning of period	215,087,256	253,137,980
End of period	$201,352,423	$215,087,256
Other Information
Shares
Sold	25,122,420	26,398,909
Issued in reinvestment of distributions	99,870	769,599
Redeemed	(38,896,191)	(65,198,729)
Net increase (decrease)	(13,673,901)	(38,030,220)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	–A	.003	.010	.009	.004
Net realized and unrealized gain (loss)	–A	–A	–A	.001	–A
Total from investment operations	–A	.003	.010	.010	.004
Distributions from net investment income	–A	(.003)	(.010)	(.009)	(.004)
Distributions from net realized gain	–A	–A	–A	(.001)	–A
Total distributions	–A	(.003)	(.010)	(.010)	(.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.05%	.34%	.98%	1.01%	.37%
Ratios to Average Net AssetsC,D
Expenses before reductions	.55%	.55%	.55%	.55%	.53%
Expenses net of fee waivers, if any	.09%	.32%	.55%	.55%	.53%
Expenses net of all reductions	.09%	.32%	.55%	.55%	.53%
Net investment income (loss)	.01%	.34%	.98%	.90%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$201,352	$215,087	$253,138	$310,652	$420,820

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$680,800,567	$39,251,296	$(260,543)	$38,990,753
Fidelity Michigan Municipal Money Market Fund	202,024,528	795	(795)	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$33,198	$697,419	$38,990,753

The tax character of distributions paid was as follows:

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$15,137,601	$3,461,919	$18,599,520
Fidelity Michigan Municipal Money Market Fund	20,999	84,308	105,307

December 31, 2020
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$15,432,426	$–	$2,541,114	$17,973,540
Fidelity Michigan Municipal Money Market Fund	785,107	4,324	19,610	809,041

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Michigan Municipal Income Fund	125,113,603	96,451,277

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.10%	.35%
Fidelity Michigan Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.10%
Fidelity Michigan Municipal Money Market Fund	.16%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Michigan Municipal Income Fund	–	–	–
Fidelity Michigan Municipal Money Market Fund	2,145,000	3,800,000	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Michigan Municipal Income Fund	$1,317

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $972,071.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Michigan Municipal Income Fund	$6,680

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$6,561
Fidelity Michigan Municipal Money Market Fund	1,911

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 286 fund.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$1,003.10	$2.42
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Michigan Municipal Money Market Fund	.08%
Actual		$1,000.00	$1,000.10	$.40-D
Hypothetical-C		$1,000.00	$1,024.80	$.41-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Michigan Municipal Money Market Fund	.54%
Actual		$2.72
Hypothetical-(b)		$2.75

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Michigan Municipal Income Fund	02/07/22	02/04/22	$0.013
Fidelity Michigan Municipal Money Market Fund	02/07/22	02/04/22	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$4,356,668
Fidelity Michigan Municipal Money Market Fund	$23,260

During fiscal year ended 2021, 100% of each fund’s income dividends were free from federal income tax, and 7.32% and 15.42% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund’s income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Michigan Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity Michigan Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers a Michigan money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2020. The Board also noted that the management fee rate was two BP above the Total Mapped Group median and two BP above the ASPG median.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that each fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

MIR-ANN-0322
1.540080.124

Fidelity® Ohio Municipal Income Fund

Fidelity® Ohio Municipal Money Market Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

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Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	1.52%	3.83%	3.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$14,415	Fidelity® Ohio Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund gained 1.52%, outpacing, net of fees, the 1.19% advance of the state-specific Bloomberg Ohio Municipal Bond Blended Index and matching the 1.52% return of the benchmark, the broadly based Bloomberg Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state index, larger exposure to lower-quality investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid strong investor demand for higher-yielding securities. Specifically, exposure to lower-quality investment-grade bonds issued by Franklin County Convention Facilities Authority, and in the health care and higher-education sector, added value. Conversely, yield-curve positioning slightly detracted. The fund had more exposure to shorter-term bonds than the state index, and these bonds lagged longer-term securities as the yield curve flattened. Also, differences in the way fund holdings and index components were priced modestly detracted from fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2021

% of fund's net assets
Health Care	31.6
Education	20.5
General Obligations	14.5
Special Tax	9.0
Escrowed/Pre-Refunded	6.8

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	4.1%
AA,A	77.5%
BBB	8.5%
BB and Below	1.8%
Not Rated	5.5%
Short-Term Investments and Net Other Assets	2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 99.5%
	Principal Amount	Value
Guam - 0.3%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$545,000	$588,216
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (a)	355,000	390,471
6.375% 10/1/43 (a)	355,000	383,204
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,032,399

TOTAL GUAM		2,394,290

Ohio - 99.2%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.) Series 2012:
5% 11/15/22	1,000,000	1,017,219
5% 11/15/23	3,270,000	3,324,880
(Summa Health Sys.) Series 2016, 5% 11/15/25	1,000,000	1,154,003
Series 2016:
5% 11/15/22	2,020,000	2,097,140
5% 11/15/23	1,000,000	1,079,889
5% 11/15/26	535,000	635,165
5.25% 11/15/32	1,000,000	1,185,758
5.25% 11/15/34	1,500,000	1,775,535
5.25% 11/15/41	10,545,000	12,443,756
5.25% 11/15/46	2,650,000	3,126,840
Akron Income Tax Rev. Series 2022:
4% 12/1/22 (b)	1,025,000	1,052,673
4% 12/1/23 (b)	1,025,000	1,087,521
4% 12/1/24 (b)	1,075,000	1,172,121
4% 12/1/25 (b)	1,400,000	1,563,443
4% 12/1/26 (b)	1,120,000	1,278,840
4% 12/1/27 (b)	1,180,000	1,372,520
4% 12/1/28 (b)	1,380,000	1,632,650
4% 12/1/29 (b)	1,500,000	1,799,968
4% 12/1/30 (b)	1,210,000	1,439,735
4% 12/1/31 (b)	1,105,000	1,310,732
4% 12/1/32 (b)	1,285,000	1,511,062
4% 12/1/33 (b)	1,300,000	1,526,422
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,711,977
5% 8/1/42	4,175,000	5,007,257
Series 2020 A:
4% 12/1/40	7,000,000	8,174,697
5% 12/1/35	750,000	954,925
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.) Series 2016 A, 5% 2/15/41	3,005,000	3,469,845
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	3,995,000	4,350,838
Beavercreek City School District Series 2015, 5% 12/1/29 (Pre-Refunded to 12/1/24 @ 100)	1,500,000	1,700,159
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,151,316
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
4% 6/1/37	2,000,000	2,339,997
4% 6/1/38	1,000,000	1,166,351
4% 6/1/39	1,000,000	1,162,468
4% 6/1/48	5,750,000	6,465,281
5% 6/1/27	1,000,000	1,212,159
5% 6/1/35	2,000,000	2,524,165
5% 6/1/36	2,000,000	2,513,442
Butler County Hosp. Facilities Rev. Series 2016 X, 5% 5/15/32	3,950,000	5,356,765
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	8,535,000	10,200,595
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) Series 2014, 5% 12/15/26 (Pre-Refunded to 12/15/24 @ 100)	4,000,000	4,540,859
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29 (Pre-Refunded to 6/1/25 @ 100)	4,285,000	4,980,915
Cleveland Arpt. Sys. Rev.:
Series 2018 A:
5% 1/1/22 (a)	2,550,000	2,550,000
5% 1/1/43 (FSA Insured) (a)	1,750,000	2,117,530
5% 1/1/48 (FSA Insured) (a)	3,000,000	3,619,799
Series 2019 B:
5% 1/1/22 (a)	1,000,000	1,000,000
5% 1/1/23 (a)	1,200,000	1,255,541
5% 1/1/24 (a)	1,200,000	1,304,523
5% 1/1/25 (a)	1,125,000	1,266,936
5% 1/1/26 (a)	710,000	824,918
5% 1/1/27 (a)	700,000	836,160
Cleveland Gen. Oblig.:
Series 2012:
5% 12/1/25	25,000	26,073
5% 12/1/25 (Pre-Refunded to 12/1/22 @ 100)	2,325,000	2,427,301
Series 2015:
5% 12/1/26	1,500,000	1,756,662
5% 12/1/27	2,000,000	2,335,451
5% 12/1/29	1,250,000	1,455,443
Series C, 5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,057,219
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47 (Pre-Refunded to 6/1/23 @ 100)	3,000,000	3,177,696
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	744,418
5% 10/1/30	420,000	520,198
5% 10/1/31	650,000	805,055
5% 10/1/33	600,000	740,933
5% 10/1/36	700,000	861,106
5% 10/1/39	2,040,000	2,498,627
5% 10/1/43	5,000,000	6,087,823
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,308,643
Series 2015 A:
5% 12/1/24	3,725,000	3,967,425
5% 12/1/27	1,750,000	1,861,327
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,376,209
5% 11/15/35	1,245,000	1,438,787
5% 11/15/36	450,000	519,672
5% 11/15/45	2,000,000	2,288,328
Cleveland Pub. Library Facilities Series 2019 A:
4% 12/1/33	425,000	509,219
4% 12/1/34	370,000	442,463
4% 12/1/35	620,000	740,525
4% 12/1/36	1,400,000	1,669,757
4% 12/1/37	1,115,000	1,327,128
4% 12/1/38	650,000	772,411
Cleveland Pub. Pwr. Sys. Rev.:
Series 2018:
5% 11/15/23 (FSA Insured)	360,000	391,079
5% 11/15/24 (FSA Insured)	475,000	535,436
5% 11/15/25 (FSA Insured)	200,000	233,372
5% 11/15/26 (FSA Insured)	265,000	318,944
5% 11/15/27 (FSA Insured)	220,000	271,704
5% 11/15/28 (FSA Insured)	150,000	186,749
5% 11/15/29 (FSA Insured)	210,000	259,843
5% 11/15/30 (FSA Insured)	530,000	651,542
5% 11/15/32 (FSA Insured)	365,000	446,562
5% 11/15/34 (FSA Insured)	785,000	957,742
5% 11/15/36 (FSA Insured)	1,000,000	1,217,366
5% 11/15/38 (FSA Insured)	830,000	1,007,431
Series 2020 A:
4% 11/15/35 (FSA Insured)	1,000,000	1,181,167
4% 11/15/36 (FSA Insured)	1,000,000	1,179,428
4% 11/15/37 (FSA Insured)	1,000,000	1,177,037
Cleveland Wtr. Rev.:
Series 2015 Y, 4% 1/1/28	650,000	692,696
Series 2020:
5% 1/1/29	1,100,000	1,402,592
5% 1/1/30	2,000,000	2,602,555
5% 1/1/31	2,250,000	2,907,670
5% 1/1/32	1,000,000	1,288,479
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	4,237,557
Columbus City School District Series 2016 A, 5% 12/1/31	5,000,000	5,902,637
Columbus Gen. Oblig. Series 2014 A, 4% 2/15/28	5,000,000	5,353,807
Cuyahoga County Econ. Dev. Rev.:
(The Cleveland Orchestra Proj.) Series 2019:
5% 1/1/29	325,000	399,569
5% 1/1/30	250,000	309,021
5% 1/1/31	525,000	645,979
5% 1/1/32	500,000	613,510
5% 1/1/33	400,000	489,967
5% 1/1/34	300,000	366,966
5% 1/1/35	500,000	610,495
5% 1/1/36	440,000	535,999
5% 1/1/37	400,000	486,350
5% 1/1/39	1,400,000	1,696,842
5% 1/1/40	1,620,000	1,960,732
Series 2020 D:
5% 12/1/26	4,000,000	4,820,580
5% 12/1/27	2,500,000	3,086,153
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	2,033,733
5% 2/15/27	1,700,000	2,030,439
5% 2/15/28	2,385,000	2,832,164
5% 2/15/30	3,000,000	3,544,557
5% 2/15/31	1,500,000	1,767,582
5% 2/15/32	1,450,000	1,707,787
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,185,263
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/23 (Pre-Refunded to 12/1/22 @ 100)	1,395,000	1,442,761
4% 12/1/24 (Pre-Refunded to 12/1/22 @ 100)	1,490,000	1,541,014
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,500,000	2,847,657
5% 12/1/51	6,000,000	6,780,704
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,407,287
5% 12/1/26	3,045,000	3,417,843
5% 12/1/32 (Pre-Refunded to 12/1/24 @ 100)	5,920,000	6,709,960
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	4,085,526
Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (c)	2,580,000	2,739,519
Series 2016 C:
4% 11/1/40	3,000,000	3,425,885
5% 11/1/33	2,610,000	3,168,501
5% 11/1/34	2,155,000	2,615,216
Franklin County Ohio Sales Tax R Series 2018, 5% 6/1/48	5,920,000	7,245,085
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	720,000	874,112
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,078,502
5% 12/1/27	3,825,000	4,122,993
Hamilton County Healthcare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,055,632
5.25% 6/1/27	3,000,000	3,055,007
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,499,151
5% 1/1/36	3,450,000	3,799,166
Hamilton County Hosp. Facilities Rev. Series 2014, 5% 2/1/44	775,000	836,811
Kent State Univ. Revs.:
Series 2016, 5% 5/1/30	1,125,000	1,321,142
Series 2020 A:
5% 5/1/45	1,250,000	1,557,648
5% 5/1/50	1,700,000	2,108,785
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	770,000	890,598
5% 8/15/45 (Pre-Refunded to 8/15/25 @ 100)	11,000,000	12,722,816
Lakewood City School District Series 2014 C, 5% 12/1/25	1,300,000	1,471,851
Lancaster City School District Series 2012, 5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	140,000	144,992
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (c)	6,235,000	7,018,252
Series 2019:
5% 2/1/22	200,000	200,708
5% 2/1/23	100,000	104,949
5% 8/1/24	655,000	728,465
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	5,500,000	6,719,179
5% 8/1/49	1,750,000	2,131,434
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,244,432
Miamisburg City School District Series 2016:
5% 12/1/28	500,000	583,441
5% 12/1/29	300,000	350,064
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	536,561
5% 12/1/28	1,400,000	1,605,792
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021:
4% 8/1/37	1,125,000	1,337,012
4% 8/1/41	850,000	1,002,287
4% 8/1/51	2,000,000	2,323,318
5% 8/1/32	750,000	980,181
5% 8/1/36	1,225,000	1,581,978
5% 8/1/38	1,000,000	1,286,237
5% 8/1/39	1,100,000	1,412,071
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	4,005,000	4,147,869
5% 2/15/48	3,495,000	3,616,035
North Olmsted City School District Series 2015 A:
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	220,000	239,687
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	365,000	397,662
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	1,984,443
5% 10/1/33	1,500,000	1,829,654
5% 10/1/35	1,450,000	1,764,481
5% 10/1/36	1,250,000	1,519,278
5% 10/1/37	1,430,000	1,735,432
Ohio Gen. Oblig. Series 2016 A, 5% 2/1/31	4,255,000	4,944,961
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 2016, 5% 12/1/40	2,000,000	2,387,871
Series 2019 B:
5% 12/1/37	835,000	1,060,330
5% 12/1/38	1,100,000	1,394,636
5% 12/1/39	775,000	980,858
(Denison Univ. 2015 Proj.) Series 2015:
5% 11/1/28	1,465,000	1,666,457
5% 11/1/29	1,325,000	1,506,752
5% 11/1/30	2,285,000	2,598,607
(Denison Univ. 2021 Proj.) Series 2021:
4% 11/1/39	400,000	476,933
4% 11/1/45	900,000	1,057,213
5% 11/1/30	300,000	394,953
5% 11/1/33	300,000	393,860
5% 11/1/35	300,000	392,457
5% 11/1/41	300,000	387,831
(Denison Univ., Proj.) Series 2017 B, 5% 11/1/26	1,505,000	1,807,730
(Kenyon College 2015 Proj.) Series 2015, 5% 7/1/41	5,100,000	5,789,534
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,670,561
(Kenyon College 2020 Proj.) Series 2020:
5% 7/1/38	2,500,000	3,163,595
5% 7/1/39	2,640,000	3,334,534
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	453,297
4% 7/1/37	450,000	509,209
5% 7/1/28	400,000	483,951
5% 7/1/29	735,000	888,092
5% 7/1/30	300,000	361,933
5% 7/1/31	400,000	481,695
5% 7/1/33	650,000	780,485
5% 7/1/35	1,550,000	1,856,819
5% 7/1/42	1,400,000	1,661,527
(The College of Wooster 2018 Proj.) Series 2018:
5% 9/1/33	1,445,000	1,779,317
5% 9/1/45	4,255,000	5,164,397
(Univ. of Dayton 2018 Proj.) Series A, 5% 12/1/48	1,000,000	1,204,745
(Univ. of Dayton 2020 Proj.) Series 2020:
4% 2/1/36	900,000	1,058,096
5% 2/1/34	1,000,000	1,267,512
5% 2/1/35	800,000	1,012,098
(Univ. of Dayton Proj.):
Series 2013:
5% 12/1/23	540,000	562,932
5% 12/1/24	585,000	609,856
5% 12/1/25	1,000,000	1,042,440
5% 12/1/26	1,195,000	1,245,495
5% 12/1/27	2,300,000	2,396,807
Series 2018 B:
4% 12/1/33	1,155,000	1,333,106
5% 12/1/23	1,000,000	1,083,476
5% 12/1/25	1,065,000	1,237,353
5% 12/1/27	1,000,000	1,224,784
5% 12/1/29	1,310,000	1,613,490
5% 12/1/31	1,130,000	1,388,643
5% 12/1/35	1,000,000	1,225,741
5% 12/1/36	1,000,000	1,224,312
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,135,318
5% 5/1/28	1,000,000	1,131,210
5% 5/1/29	855,000	966,124
5% 5/1/31	1,005,000	1,130,004
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (c)	5,000,000	5,151,564
Series 2019, 4% 10/1/49	3,270,000	3,668,096
Ohio Hosp. Facilities Rev.:
Series 2017 A, 5% 1/1/32	2,000,000	2,467,655
Series 2019 B, 4% 1/1/40	3,000,000	3,492,413
Series 2021 B:
5% 1/1/28	3,500,000	4,338,656
5% 1/1/29	4,150,000	5,265,874
5% 1/1/30	2,500,000	3,235,452
5% 1/1/31	2,180,000	2,877,614
5% 1/1/32	1,580,000	2,127,319
5% 1/1/33	2,410,000	3,235,017
5% 1/1/34	2,425,000	3,246,675
5% 1/1/35	230,000	307,210
5% 1/1/36	540,000	718,550
5% 1/1/37	250,000	331,854
5% 1/1/38	855,000	1,132,754
5% 1/1/39	925,000	1,222,870
Ohio Hosp. Rev.:
Series 2013 A:
5% 1/15/27	5,000,000	5,224,273
5% 1/15/28	720,000	752,295
Series 2016 A, 5% 1/15/41	5,000,000	5,747,446
Series 2020 A, 4% 1/15/50	1,000,000	1,137,556
Series 2020:
4% 11/15/37	1,025,000	1,177,684
4% 11/15/39	1,115,000	1,277,267
4% 11/15/41	1,175,000	1,340,746
5% 11/15/33	1,270,000	1,594,612
5% 11/15/35	1,465,000	1,827,828
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.):
Series 2017 B, 4.5% 3/1/47 (a)	440,000	474,435
Series 2019 B, 4.5% 3/1/50	5,520,000	6,113,461
Series 2021 C, 3.25% 3/1/51	8,000,000	8,758,289
Ohio Parks & Recreation Cap. Facilities (Parks and Recreation Impt. Fund Proj.) Series 2022 A:
5% 12/1/27 (b)	1,325,000	1,642,402
5% 12/1/28 (b)	1,325,000	1,681,938
5% 12/1/29 (b)	1,500,000	1,944,484
5% 12/1/30 (b)	1,600,000	2,124,148
5% 12/1/31 (b)	1,000,000	1,357,282
Ohio Spl. Oblig.:
(Administrative Bldg. Fund Projs.) Series 2020 B, 5% 4/1/39	1,865,000	2,375,059
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	3,065,182
5% 4/1/30	2,250,000	2,714,036
5% 4/1/31	2,000,000	2,410,849
5% 4/1/32	1,115,000	1,341,569
5% 4/1/33	1,850,000	2,223,255
5% 4/1/34	1,000,000	1,200,439
5% 4/1/35	2,395,000	2,871,601
Series 2020 A:
5% 2/1/27	1,325,000	1,608,090
5% 2/1/28	1,865,000	2,318,105
5% 2/1/29	2,875,000	3,661,587
5% 2/1/30	1,045,000	1,359,596
Series 2021 A:
5% 4/1/34	1,430,000	1,880,789
5% 4/1/35	1,660,000	2,179,002
5% 4/1/37	1,680,000	2,194,841
5% 4/1/38	1,000,000	1,304,097
5% 4/1/39	1,000,000	1,301,481
5% 4/1/40	1,110,000	1,442,204
5% 4/1/41	750,000	972,234
Ohio State Univ. Gen. Receipts:
(Multiyear Debt Issuance Prog.) Series 2020 A:
5% 12/1/26	6,770,000	8,184,291
5% 12/1/27	6,845,000	8,503,322
Series 2013 A:
5% 6/1/28	2,000,000	2,124,744
5% 6/1/38	3,500,000	3,709,368
Series 2020 A, 5% 12/1/28	7,010,000	8,931,398
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	5,792,400
(Infrastructure Projs.) Series A3, 0% 2/15/37	400,000	160,081
Series A:
5% 2/15/46	7,500,000	9,677,283
5% 2/15/51	4,000,000	5,133,581
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,146,574
Olentangy Local School District Series 2016, 5% 12/1/32	1,275,000	1,488,312
Port Auth. Econ. Dev. Rev.:
(Univ. of Northwestern Ohio Proj.) Series 2021, 4% 12/1/35	1,300,000	1,480,667
Series 2021, 4% 12/1/31	710,000	803,562
Reynoldsburg City School District Series 2015, 4% 12/1/30	2,375,000	2,633,959
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/49	2,000,000	2,449,025
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/24	1,000,000	1,093,281
5% 2/15/28	5,030,000	5,883,684
5% 2/15/30	3,860,000	4,491,324
5% 2/15/32	2,550,000	2,960,467
5% 2/15/33	2,460,000	2,852,084
5% 2/15/34	4,450,000	5,154,873
South-Western City School District Franklin & Pickway County (Intercept) Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	400,000	407,928
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	481,008
5% 1/1/25	1,025,000	1,159,210
5% 1/1/33	5,000,000	5,895,652
Univ. of Cincinnati Gen. Receipts:
Series 2012 C:
4% 6/1/28	10,000	10,285
4% 6/1/28 (Pre-Refunded to 12/1/22 @ 100)	1,990,000	2,057,206
Series 2016 A:
5% 6/1/32	745,000	880,822
5% 6/1/33	800,000	944,912
5% 6/1/34	585,000	690,285
Series 2016 C, 5% 6/1/41	2,585,000	3,051,066
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/26	600,000	706,036
5% 6/1/27	350,000	423,119
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,711,474
5% 12/1/25	1,500,000	1,751,588
5% 12/1/26	1,890,000	2,275,698
5% 12/1/27	1,340,000	1,656,786
5% 12/1/28	1,400,000	1,717,884
5% 12/1/29	825,000	1,003,850
5% 12/1/30	1,700,000	2,060,477
5% 12/1/31	750,000	906,866
Wood County Hosp. Facilities Rev. (Wood County Hosp. Proj.) Series 2012:
5% 12/1/27 (Pre-Refunded to 12/1/22 @ 100)	2,330,000	2,431,996
5% 12/1/27 (Pre-Refunded to 12/1/22 @ 100)	1,170,000	1,221,217
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	1,325,000	1,383,002
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	675,000	704,548
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	85,000	88,721
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	40,000	41,751
Wright State Univ. Gen. Receipts:
Series 2021 A, 5% 5/1/26 (Build America Mutual Assurance Insured)	1,100,000	1,295,872
Series 2022 A:
5% 5/1/23 (Build America Mutual Assurance Insured) (b)	520,000	549,372
5% 5/1/24 (Build America Mutual Assurance Insured) (b)	540,000	594,138
5% 5/1/25 (Build America Mutual Assurance Insured) (b)	490,000	558,184
5% 5/1/26 (Build America Mutual Assurance Insured) (b)	520,000	611,015
5% 5/1/27 (Build America Mutual Assurance Insured) (b)	545,000	657,492
5% 5/1/28 (Build America Mutual Assurance Insured) (b)	565,000	698,531
5% 5/1/29 (Build America Mutual Assurance Insured) (b)	600,000	757,636
5% 5/1/30 (Build America Mutual Assurance Insured) (b)	235,000	302,124
5% 5/1/31 (Build America Mutual Assurance Insured) (b)	250,000	327,212
5% 5/1/32 (Build America Mutual Assurance Insured) (b)	260,000	347,262

TOTAL OHIO		711,297,515

TOTAL MUNICIPAL BONDS
(Cost $673,178,680)		713,691,805
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $673,178,680)		713,691,805
NET OTHER ASSETS (LIABILITIES) - 0.5%		3,553,966
NET ASSETS - 100%		$717,245,771

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$713,691,805	$--	$713,691,805	$--
Total Investments in Securities:	$713,691,805	$--	$713,691,805	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	31.6%
Education	20.5%
General Obligations	14.5%
Special Tax	9.0%
Escrowed/Pre-Refunded	6.8%
Transportation	5.0%
Others* (Individually Less Than 5%)	12.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $673,178,680)		$713,691,805
Cash		28,435,754
Receivable for fund shares sold		242,402
Interest receivable		6,705,451
Prepaid expenses		716
Other receivables		3,021
Total assets		749,079,149
Liabilities
Payable for investments purchased on a delayed delivery basis	$30,759,581
Payable for fund shares redeemed	294,133
Distributions payable	450,917
Accrued management fee	207,376
Other affiliated payables	75,041
Other payables and accrued expenses	46,330
Total liabilities		31,833,378
Net Assets		$717,245,771
Net Assets consist of:
Paid in capital		$676,647,377
Total accumulated earnings (loss)		40,598,394
Net Assets		$717,245,771
Net Asset Value, offering price and redemption price per share ($717,245,771 ÷ 57,556,485 shares)		$12.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$17,896,794
Expenses
Management fee	$2,485,797
Transfer agent fees	696,204
Accounting fees and expenses	163,220
Custodian fees and expenses	6,502
Independent trustees' fees and expenses	2,133
Registration fees	24,809
Audit	51,580
Legal	708
Miscellaneous	3,330
Total expenses before reductions	3,434,283
Expense reductions	(12,967)
Total expenses after reductions		3,421,316
Net investment income (loss)		14,475,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		253,604
Total net realized gain (loss)		253,604
Change in net unrealized appreciation (depreciation) on investment securities		(3,814,007)
Net gain (loss)		(3,560,403)
Net increase (decrease) in net assets resulting from operations		$10,915,075

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,475,478	$15,721,121
Net realized gain (loss)	253,604	4,793,257
Change in net unrealized appreciation (depreciation)	(3,814,007)	7,101,157
Net increase (decrease) in net assets resulting from operations	10,915,075	27,615,535
Distributions to shareholders	(14,819,628)	(20,422,882)
Share transactions
Proceeds from sales of shares	107,404,517	110,098,297
Reinvestment of distributions	9,334,614	13,113,255
Cost of shares redeemed	(97,656,138)	(101,285,296)
Net increase (decrease) in net assets resulting from share transactions	19,082,993	21,926,256
Total increase (decrease) in net assets	15,178,440	29,118,909
Net Assets
Beginning of period	702,067,331	672,948,422
End of period	$717,245,771	$702,067,331
Other Information
Shares
Sold	8,586,036	8,882,203
Issued in reinvestment of distributions	747,188	1,055,135
Redeemed	(7,810,213)	(8,262,670)
Net increase (decrease)	1,523,011	1,674,668

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.53	$12.38	$11.89	$12.20	$11.91
Income from Investment Operations
Net investment income (loss)A	.253	.287	.319	.321	.330
Net realized and unrealized gain (loss)	(.064)	.235	.515	(.279)	.377
Total from investment operations	.189	.522	.834	.042	.707
Distributions from net investment income	(.253)	(.287)	(.319)	(.321)	(.330)
Distributions from net realized gain	(.006)	(.085)	(.025)	(.031)	(.087)
Total distributions	(.259)	(.372)	(.344)	(.352)	(.417)
Net asset value, end of period	$12.46	$12.53	$12.38	$11.89	$12.20
Total ReturnB	1.52%	4.28%	7.08%	.39%	6.03%
Ratios to Average Net AssetsC,D
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.02%	2.31%	2.60%	2.70%	2.73%
Supplemental Data
Net assets, end of period (000 omitted)	$717,246	$702,067	$672,948	$616,306	$677,359
Portfolio turnover rateE	6%	20%	10%	11%	24%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2021

Days	% of fund's investments 12/31/21
1 - 7	81.0
8 - 30	0.7
31 - 60	10.5
61 - 90	0.7
91 - 180	4.7
> 180	2.4

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2021
Variable Rate Demand Notes (VRDNs)	32.2%
Tender Option Bond	47.5%
Other Municipal Security	12.8%
Investment Companies	8.4%
Net Other Assets (Liabilities)*	(0.9)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/21
Fidelity® Ohio Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2021, the most recent period shown in the table, would have been (0.38)%.

Fidelity® Ohio Municipal Money Market Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Variable Rate Demand Note - 32.2%
	Principal Amount	Value
Alabama - 0.7%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.18% 1/7/22, VRDN (a)(b)	$1,260,000	$1,260,000
Arkansas - 0.6%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 0.17% 1/7/22, VRDN (a)(b)	1,100,000	1,100,000
Kansas - 0.6%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.19% 1/7/22, VRDN (b)	300,000	300,000
Series 2007 B, 0.19% 1/7/22, VRDN (b)	100,000	100,000
St. Mary's Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 0.15% 1/7/22, VRDN (b)	700,000	700,000
		1,100,000
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 0.15% 1/7/22, VRDN (b)	300,000	300,000
Nebraska - 0.4%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.18% 1/7/22, VRDN (a)(b)	700,000	700,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 0.17% 1/7/22, VRDN (a)(b)	200,000	200,000
Ohio - 28.7%
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 0.14% 1/7/22, LOC Northern Trust Co., VRDN (b)	11,935,000	11,935,000
Franklin County Hosp. Facilities Rev. Series 2009 B, 0.08% 1/7/22 (Liquidity Facility Barclays Bank PLC), VRDN (b)	1,230,000	1,230,000
Hamilton County Healthcare Facilities Rev. (The Children's Home of Cincinnati Proj.) Series 2009, 0.12% 1/7/22, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,435,000	2,435,000
Hamilton County Hosp. Facilities Rev. (Elizabeth Gamble Deaconess Home Assoc. Proj.) Series 2002 B, 0.1% 1/7/22, LOC PNC Bank NA, VRDN (b)	1,400,000	1,400,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 0.15% 1/7/22, LOC Citizens Bank NA, VRDN (b)	8,525,000	8,525,000
Ohio Cap. Facilities Lease (Adult Correctional Bldg. Fund Proj.) Series 2019 C, 0.1% 1/7/22, VRDN (b)	2,500,000	2,500,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Series 2016 G, 0.09% 1/7/22 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	14,035,000	14,035,000
Ohio State Univ. Gen. Receipts Series 2014 B1:
0.1% 1/7/22, VRDN (b)	3,050,000	3,050,000
0.1% 1/7/22, VRDN (b)	4,500,000	4,500,000
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. Series 2016 A, 0.08% 1/7/22 (Liquidity Facility TD Banknorth, NA), VRDN (b)	3,500,000	3,500,000
		53,110,000
West Virginia - 0.9%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. Amos Proj.) Series 2008 B, 0.2% 1/7/22, VRDN (a)(b)	100,000	100,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 0.19% 1/7/22, VRDN (a)(b)	1,600,000	1,600,000
		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $59,470,000)		59,470,000

Tender Option Bond - 47.5%
Colorado - 0.0%
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	100,000	100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
		300,000
Florida - 0.2%
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Lee County Arpt. Rev. Participating VRDN Series XF 11 26, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Tampa-Hillsborough County Expressway Auth. Rev. Bonds Series G-113, 0.3%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		400,000
Kentucky - 0.2%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.18% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	200,000	200,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		300,000
North Dakota - 0.0%
Grand Forks Health Care Sys. Rev. Participating VRDN Series 2021 XG 03 44, 0.19% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
Ohio - 46.6%
Allen County Hosp. Facilities Rev. Participating VRDN Series Floaters XF 25 16, 0.19% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	4,340,000	4,340,000
CommonSpirit Health Participating VRDN Series MIZ 90 20, 0.18% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	2,200,000	2,200,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 0.2% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	4,100,000	4,100,000
Euclid City School District Participating VRDN Series G-39, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	2,100,000	2,100,000
Franklin County Hosp. Facilities Rev. Participating VRDN Series 15 XF0244, 0.14% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,670,000	2,670,000
Hamilton County Healthcare Facilities Rev. Participating VRDN Series XF 10 50, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,300,000	2,300,000
Hamilton County Hosp. Facilities Rev. Participating VRDN Series XF 28 89, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,300,000	2,300,000
Miami County Hosp. Facilities Rev. Participating VRDN Series Floaters XG 02 25, 0.14% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	6,000,000	6,000,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 003, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	7,900,000	7,900,000
Montgomery County Hosp. Rev. Participating VRDN:
Series Floaters E 132, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	6,800,000	6,800,000
Series XX 11 33, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	1,365,000	1,365,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN:
Series Floaters XF 07 18, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	3,750,000	3,750,000
Series Floaters ZF 06 70, 0.13% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	3,100,000	3,100,000
Ohio Gen. Oblig. Participating VRDN Series Floaters XF 25 91, 0.12% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	4,000,000	4,000,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series XG 00 69, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,500,000	2,500,000
Ohio Hosp. Rev. Participating VRDN:
Series 002, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	3,300,000	3,300,000
Series 2021 XG 03 39, 0.15% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,250,000	1,250,000
Series XF 09 67, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,100,000	2,100,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Participating VRDN Series Floaters XF 27 83, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	2,265,000	2,265,000
Ohio State Univ. Gen. Receipts Participating VRDN Series ZF 29 51, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	1,500,000	1,500,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	2,000,000	2,000,000
The Cleveland Clinic Foundation Participating VRDN Series Floaters XF 05 73, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	5,980,000	5,980,000
Univ. of Cincinnati Gen. Receipts Participating VRDN:
Series Floaters XF 24 38, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	4,000,000	4,000,000
Series Floaters ZM 06 46, 0.13% 1/7/22 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	4,200,000	4,200,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 0.15% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	4,000,000	4,000,000
		86,020,000
South Carolina - 0.0%
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Tennessee - 0.1%
Metropolitan Nashville Arpt. Auth. Rev. Participating VRDN Series 2021 XL 01 89, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Virginia - 0.2%
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.17% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	290,000	290,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.3%, tender 8/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		390,000
TOTAL TENDER OPTION BOND
(Cost $87,810,000)		87,810,000

Other Municipal Security - 12.8%
Massachusetts - 0.2%
Massachusetts Dev. Fin. Agcy. Elec. Util. Rev. Bonds Series 2021, 0.19% tender 1/12/22 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	300,000	300,000
Ohio - 12.6%
American Muni. Pwr. BAN:
(City of Wapakoneta Proj.) Series 2021, 1% 6/23/22 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,003,931
(Village of Carey Proj.) Series 2021, 1.25% 11/30/22 (Ohio Gen. Oblig. Guaranteed)	1,305,000	1,316,425
(Village of Grafton Proj.) Series 2021, 1% 4/14/22 (Ohio Gen. Oblig. Guaranteed)	1,230,000	1,232,736
(Village of Pioneer Proj.) Series 2021, 1.25% 12/1/22 (Ohio Gen. Oblig. Guaranteed)	1,315,000	1,326,547
Series 2021, 1% 8/11/22 (Ohio Gen. Oblig. Guaranteed)	1,220,000	1,226,153
American Muni. Pwr., Inc. Rev. Bonds:
(AMP Freemont Energy Ctr. Proj.):
Series 2012 B, 5.25% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	300,000	301,839
Series 2012:
5% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	100,000	100,573
5.25% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	650,000	653,982
Series 2012 B, 5.25% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	315,000	316,919
Series 2015 A, 5.25% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	2,650,000	2,666,352
Buckeye Tobacco Settlement Fing. Auth. Bonds Series 2007 A3, 6.25% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	1,005,000	1,029,928
Lake County Gen. Oblig. BAN Series 20201, 1% 1/13/22 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,000,262
Miamisburg Gen. Oblig. BAN Series 2021, 1.5% 6/22/22 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,006,399
Milford Exempt Village School District BAN Series 2022, 1.625% 4/5/22 (f)	1,800,000	1,806,408
Ohio Gen. Oblig. Bonds Series 2021 A:
5% 3/1/22	1,000,000	1,007,989
5% 3/1/22	1,250,000	1,259,986
Ohio Higher Edl. Facility Commission Rev. Bonds:
Series 2012 A:
5%	240,000	240,000
5%	965,000	965,000
5%	350,000	350,000
5%	900,000	900,000
Series 2021 B5, 0.13% tender 3/16/22, CP mode	1,200,000	1,200,000
Series 2021 B6, 0.1% tender 2/3/22, CP mode	1,900,000	1,900,000
Union Township Clermont County Gen. Oblig. BAN Series 2021, 0.5% 8/31/22 (Ohio Gen. Oblig. Guaranteed)	480,000	480,888
		23,292,317
TOTAL OTHER MUNICIPAL SECURITY
(Cost $23,592,317)		23,592,317
	Shares	Value

Investment Company - 8.4%
Fidelity Municipal Cash Central Fund 0.11% (g)(h)
(Cost $15,525,793)	15,523,417	15,525,793
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $186,398,110)		186,398,110
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(1,741,914)
NET ASSETS - 100%		$184,656,196

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,900,000 or 1.6% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada)	3/1/21	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$200,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada)	5/3/21	$100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$2,000,000
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Tampa-Hillsborough County Expressway Auth. Rev. Bonds Series G-113, 0.3%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada)	7/1/21	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.3%, tender 8/1/22 (Liquidity Facility Royal Bank of Canada)	2/1/21	$100,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$28,486,000	$55,179,001	$68,141,000	$9,262	$1,792	$--	$15,525,793	1.1%
Total	$28,486,000	$55,179,001	$68,141,000	$9,262	$1,792	$--	$15,525,793

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $170,872,317)	$170,872,317
Fidelity Central Funds (cost $15,525,793)	15,525,793
Total Investment in Securities (cost $186,398,110)		$186,398,110
Receivable for fund shares sold		20,349
Interest receivable		232,819
Distributions receivable from Fidelity Central Funds		1,405
Prepaid expenses		197
Total assets		186,652,880
Liabilities
Payable to custodian bank	$141,153
Payable for investments purchased on a delayed delivery basis	1,806,408
Payable for fund shares redeemed	3,739
Distributions payable	70
Accrued management fee	42,891
Other affiliated payables	2,423
Total liabilities		1,996,684
Net Assets		$184,656,196
Net Assets consist of:
Paid in capital		$184,656,404
Total accumulated earnings (loss)		(208)
Net Assets		$184,656,196
Net Asset Value, offering price and redemption price per share ($184,656,196 ÷ 184,333,359 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$210,770
Income from Fidelity Central Funds		9,023
Total income		219,793
Expenses
Management fee	$680,858
Transfer agent fees	270,298
Accounting fees and expenses	30,598
Custodian fees and expenses	2,510
Independent trustees' fees and expenses	594
Registration fees	19,517
Audit	34,803
Legal	201
Miscellaneous	580
Total expenses before reductions	1,039,959
Expense reductions	(839,895)
Total expenses after reductions		200,064
Net investment income (loss)		19,729
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,246
Fidelity Central Funds	1,792
Capital gain distributions from Fidelity Central Funds	239
Total net realized gain (loss)		37,277
Net increase in net assets resulting from operations		$57,006

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,729	$739,284
Net realized gain (loss)	37,277	(13,308)
Net increase in net assets resulting from operations	57,006	725,976
Distributions to shareholders	(28,814)	(739,688)
Share transactions
Proceeds from sales of shares	11,480,697	38,475,495
Reinvestment of distributions	27,621	707,955
Cost of shares redeemed	(36,694,265)	(69,296,117)
Net increase (decrease) in net assets and shares resulting from share transactions	(25,185,947)	(30,112,667)
Total increase (decrease) in net assets	(25,157,755)	(30,126,379)
Net Assets
Beginning of period	209,813,951	239,940,330
End of period	$184,656,196	$209,813,951
Other Information
Shares
Sold	11,480,697	38,475,495
Issued in reinvestment of distributions	27,621	707,955
Redeemed	(36,694,265)	(69,296,117)
Net increase (decrease)	(25,185,947)	(30,112,667)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	–A	.003	.011	.010	.004
Net realized and unrealized gain (loss)	–A	–	.001	–A	–A
Total from investment operations	–A	.003	.012	.010	.004
Distributions from net investment income	–A	(.003)	(.011)	(.010)	(.004)
Distributions from net realized gain	–A	–	(.001)	–	–A
Total distributions	–A	(.003)	(.012)	(.010)	(.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.02%	.32%	1.16%	.98%	.42%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.10%	.38%	.53%	.53%	.52%
Expenses net of all reductions	.10%	.38%	.53%	.53%	.52%
Net investment income (loss)	.01%	.33%	1.08%	.96%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$184,656	$209,814	$239,940	$298,736	$419,110

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund's attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund	$673,174,803	$40,893,671	$(376,669)	$40,517,002
Fidelity Ohio Municipal Money Market Fund	186,398,110	481	(481)	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$86,379	$ 40,517,002

In addition, certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to December 31, 2021. Loss deferrals were as follows:

Capital losses
Fidelity Ohio Municipal Income Fund	$(4,987)

The tax character of distributions paid was as follows:

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$14,473,072	$346,556	$14,819,628
Fidelity Ohio Municipal Money Market Fund	19,535	9,279	28,814

December 31, 2020
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$15,719,301	$4,703,581	$20,422,882
Fidelity Ohio Municipal Money Market Fund	739,688	–	739,688

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Ohio Municipal Income Fund	115,143,964	42,472,095

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.10%	.35%
Fidelity Ohio Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.10%
Fidelity Ohio Municipal Money Market Fund	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Ohio Municipal Income Fund	–	–	–
Fidelity Ohio Municipal Money Market Fund	4,140,000	3,700,000	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Ohio Municipal Income Fund	$1,292

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $838,123.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Ohio Municipal Income Fund	$6,502

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$6,465
Fidelity Ohio Municipal Money Market Fund	1,772

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Ohio Municipal Income Fund	.48%
Actual		$1,000.00	$1,002.50	$2.42
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Ohio Municipal Money Market Fund	.09%
Actual		$1,000.00	$1,000.10	$.45-D
Hypothetical-C		$1,000.00	$1,024.75	$.46-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Ohio Municipal Money Market Fund	.52%
Actual		$2.62
Hypothetical-(b)		$2.65

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$237,120
Fidelity Ohio Municipal Money Market Fund	$7,993

During fiscal year ended 2021, 100% of each fund's income dividends were free from federal income tax, and 2.39% and 12.01% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity Ohio Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers an Ohio money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2020. The Board also noted that the management fee rate was two BP above the Total Mapped Group median and two BP above the ASPG median.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity Ohio Municipal Income Fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board noted that Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the similar sales load structure group competitive median for 2020 and above the ASPG competitive median for 2020. The Board noted that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Ohio Municipal Money Market Fund. The Board considered that the Fund's total expense ratio was 3 BP above its competitive medians when excluding waivers and reimbursements from both Fidelity and competitor funds.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

OFF-ANN-0322
1.540019.124

Fidelity® Pennsylvania Municipal Income Fund

Fidelity® Pennsylvania Municipal Money Market Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	2.30%	4.09%	3.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$14,462	Fidelity® Pennsylvania Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund rose 2.30%, outpacing, net of fees, the 1.83% advance of the state-specific Bloomberg Pennsylvania Enhanced Municipal Bond Index and the 1.52% gain of the Bloomberg Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state index, larger exposure to lower-quality investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid strong investor demand for higher-yielding securities. It particularly helped to overweight lower-rated health care and higher-education bonds, two of the muni market's top-performing segments in 2021. Conversely, yield-curve positioning, meaning how we allocated investments across bonds with various interest-rate sensitivities (durations) slightly detracted versus the state index. We held more exposure than the index to shorter-duration bonds, which lagged longer-term securities as the yield curve flattened. Also, underweighting longer-duration bonds issued by the Pennsylvania Turnpike presented a performance headwind for the fund. These securities performed well the past 12 months as longer-term municipal yields fell.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2021

% of fund's net assets
Health Care	27.7
Transportation	21.8
Education	18.3
General Obligations	11.2
Water & Sewer	7.4

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AA,A	83.3%
BBB	9.0%
BB and Below	4.8%
Not Rated	0.8%
Short-Term Investments and Net Other Assets	2.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 97.9%
	Principal Amount	Value
Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$425,000	$458,700
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (a)	275,000	302,477

TOTAL GUAM		761,177

Pennsylvania - 96.5%
Allegheny County Series C:
5% 12/1/28	1,000,000	1,128,465
5% 12/1/30	1,365,000	1,539,932
Allegheny County Arpt. Auth. Rev.:
Series 2006 B, 5% 1/1/22 (Escrowed to Maturity) (a)	1,650,000	1,650,000
Series 2021 A, 5% 1/1/51 (a)	12,000,000	14,916,232
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev.:
Series 2017, 5% 10/15/47	1,660,000	1,871,504
Series 2018:
5% 3/1/33	1,570,000	1,915,460
5% 3/1/34	2,250,000	2,741,695
Series 2022 A:
5% 3/1/24 (b)	500,000	524,593
5% 3/1/25 (b)	500,000	542,665
5% 3/1/27 (b)	1,740,000	1,993,096
5% 3/1/31 (b)	1,105,000	1,361,885
5% 3/1/34 (b)	645,000	810,014
Allegheny County Indl. Dev. Auth. Rev. Series 2021, 4.25% 12/1/50	3,000,000	2,842,113
Allegheny County Sanitation Auth. Swr. Rev. Series 2018, 5% 6/1/43	4,785,000	5,875,785
Bethlehem Area School District Series 2016 A, 5% 2/1/23 (FSA Insured)	1,000,000	1,051,164
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/41	2,500,000	3,116,931
5% 7/1/54	4,500,000	5,513,745
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	572,897
5% 7/1/27	490,000	559,805
5% 7/1/28	540,000	614,810
5% 7/1/29	710,000	805,039
5% 7/1/30	685,000	774,650
5% 7/1/35	1,885,000	2,117,640
5% 7/1/39	6,675,000	7,470,510
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/28	1,300,000	1,620,459
5% 7/15/30	1,500,000	1,881,950
5% 7/15/31	1,250,000	1,562,352
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A:
4% 11/15/32	350,000	384,155
4% 11/15/34	250,000	274,596
4% 11/15/35	200,000	219,692
5% 11/15/28	840,000	975,268
5% 11/15/29	1,625,000	1,885,330
5% 11/15/30	685,000	794,171
5% 11/15/46	6,605,000	7,576,088
Series 2016 B:
4% 11/15/40	600,000	657,121
4% 11/15/47	3,605,000	3,933,198
Series 2018 A:
5% 11/15/26	1,140,000	1,370,849
5% 11/15/27	225,000	277,879
5% 11/15/28	200,000	246,544
5% 11/15/29	200,000	245,134
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2017 A, 5% 10/1/35	2,125,000	2,577,963
Commonwealth Fing. Auth. Rev.:
Series 2019 B:
5% 6/1/28	1,000,000	1,248,550
5% 6/1/29	1,000,000	1,273,971
5% 6/1/30	1,000,000	1,297,655
5% 6/1/31	1,150,000	1,523,519
Series 2020 A, 5% 6/1/32	3,500,000	4,533,370
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012, 5% 11/1/37	1,520,000	1,572,901
Series 2016:
5% 5/1/30	1,000,000	1,168,319
5% 5/1/31	500,000	583,883
5% 5/1/32	750,000	875,208
5% 5/1/33	2,210,000	2,577,415
5% 5/1/34	1,000,000	1,166,994
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019:
5% 5/1/39	1,100,000	1,282,190
5% 5/1/48	4,000,000	4,594,208
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,503,254
5% 6/1/35	1,000,000	1,176,483
5% 6/1/36	500,000	587,317
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	2,000,000	2,171,338
Series 2017, 5% 7/1/25	1,000,000	1,090,006
Delaware County Auth. Univ. Rev. Series 2012, 5% 8/1/22	300,000	308,269
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A:
5% 7/1/23	1,090,000	1,155,517
5% 7/1/27	2,500,000	2,640,776
Series 2016 A, 5% 7/1/46	3,500,000	3,933,069
Series 2019, 4% 7/1/45	1,350,000	1,475,724
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018, 5% 7/15/25	200,000	228,682
Series 2020:
5% 7/15/31	1,030,000	1,261,849
5% 7/15/34	1,000,000	1,219,259
5% 7/15/36	1,400,000	1,702,194
5% 7/15/39	1,160,000	1,404,047
Fox Chapel Area School District Series 2013:
5% 8/1/31	3,080,000	3,234,156
5% 8/1/34	1,000,000	1,049,161
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	2,144,563
Series 2017 A2, 5% 2/15/39	1,880,000	2,246,205
Indiana County Hosp. Auth. Series 2014 A, 6% 6/1/39	1,625,000	1,702,376
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	660,401
5% 11/1/25	665,000	769,236
5% 11/1/27	1,105,000	1,350,038
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,190,530
5% 8/15/33	1,000,000	1,189,705
5% 8/15/34	1,000,000	1,188,909
5% 8/15/36	1,000,000	1,187,079
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,010,000	4,780,964
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
5% 7/1/36	2,905,000	3,642,610
5% 7/1/44	5,000,000	6,179,641
Lower Paxton Township Series 2014:
5% 4/1/40 (Pre-Refunded to 4/1/24 @ 100)	3,420,000	3,776,771
5% 4/1/44 (Pre-Refunded to 4/1/24 @ 100)	1,295,000	1,430,093
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	4,289,030
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/22	275,000	283,409
5% 10/1/23	1,305,000	1,395,741
5% 10/1/24	335,000	370,494
5% 10/1/25	750,000	829,434
5% 10/1/26	1,000,000	1,102,788
5% 10/1/27	1,000,000	1,099,239
Series 2016 A, 5% 10/1/40	4,000,000	4,544,660
Series 2018 A, 5% 9/1/26	1,500,000	1,778,487
Series 2019:
4% 9/1/34	2,500,000	2,903,339
4% 9/1/35	1,400,000	1,623,635
4% 9/1/36	1,200,000	1,389,369
4% 9/1/37	1,000,000	1,155,519
Montgomery County Indl. Dev. Auth.:
Series 2015 A, 5.25% 1/15/36	2,000,000	2,264,924
Series 2017:
5% 12/1/33	2,150,000	2,599,174
5% 12/1/35	1,000,000	1,208,011
5% 12/1/36	2,670,000	3,222,148
5% 12/1/37	1,515,000	1,825,682
Montour School District Series 2015 A:
5% 4/1/41 (Pre-Refunded to 10/1/25 @ 100)	1,000,000	1,167,402
5% 4/1/42 (Pre-Refunded to 10/1/25 @ 100)	1,000,000	1,167,402
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	5,086,803
5% 8/15/43	2,000,000	2,430,308
5% 8/15/48	2,500,000	3,020,443
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,628,144
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	491,750
5% 7/1/29	300,000	368,084
5% 7/1/30	375,000	458,844
5% 7/1/31	425,000	518,705
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,339,120
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/22	275,000	277,098
5% 3/1/23	585,000	603,099
First Series 2012:
5% 4/1/22	600,000	606,983
5% 4/1/23 (Pre-Refunded to 4/1/22 @ 100)	800,000	809,409
5% 4/1/24 (Pre-Refunded to 4/1/22 @ 100)	1,100,000	1,112,938
Series 2016, 5% 5/1/33	2,200,000	2,577,969
Series 2018 A, 5% 2/15/48	4,000,000	4,874,210
Series 2019 A:
4% 3/1/37	750,000	868,779
5% 3/1/36	1,000,000	1,239,315
5% 3/1/38	1,055,000	1,303,202
5% 3/1/39	1,000,000	1,233,273
Series 2019:
4% 12/1/44	1,000,000	1,156,405
4% 12/1/48	1,000,000	1,150,972
Series AT-1 5% 6/15/31	5,000,000	5,915,766
Pennsylvania Hsg. Fin. Agcy.:
Series 2019 130A, 4% 10/1/49	1,700,000	1,812,167
Series 2019 131, 3.5% 4/1/49	4,285,000	4,541,420
Series 2020 13 2A, 3.5% 4/1/51	1,900,000	2,022,388
Series 2020 133:
5% 10/1/22	350,000	362,033
5% 10/1/23	400,000	430,927
5% 10/1/24	850,000	947,651
5% 10/1/27	650,000	785,321
5% 10/1/28	950,000	1,172,581
5% 4/1/29	100,000	123,890
5% 10/1/29	450,000	562,435
Series 2021 134B:
5% 10/1/22 (a)	1,175,000	1,214,950
5% 4/1/24 (a)	1,255,000	1,374,352
5% 10/1/24 (a)	1,000,000	1,113,437
5% 10/1/25 (a)	370,000	425,406
5% 4/1/26 (a)	995,000	1,159,268
5% 10/1/26 (a)	1,500,000	1,771,945
Series 2021 137:
5% 4/1/24	225,000	247,299
5% 10/1/24	265,000	296,520
5% 4/1/25	200,000	227,752
5% 10/1/25	220,000	254,440
5% 4/1/26	240,000	281,478
5% 10/1/26	280,000	332,906
5% 4/1/27	225,000	270,741
5% 10/1/27	225,000	273,793
5% 4/1/28	250,000	306,781
5% 10/1/28	260,000	321,672
5% 4/1/29	310,000	385,261
5% 10/1/29	365,000	456,197
Pennsylvania Pub. School Bldg. Auth. School Rev. Series 2014 B2:
5% 12/1/24	630,000	704,523
5% 12/1/24 (Escrowed to Maturity)	620,000	701,439
5% 12/1/25	335,000	379,181
5% 12/1/25 (Pre-Refunded to 12/1/24 @ 100)	915,000	1,035,188
5% 12/1/26	645,000	727,860
5% 12/1/26 (Pre-Refunded to 12/1/24 @ 100)	605,000	684,469
5% 12/1/27	360,000	404,911
5% 12/1/27 (Pre-Refunded to 12/1/24 @ 100)	650,000	735,380
Pennsylvania State Univ.:
Series 2015 A:
5% 9/1/30	1,100,000	1,268,371
5% 9/1/31	1,415,000	1,629,370
Series 2019 A, 5% 9/1/48	6,390,000	8,016,521
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	6,005,575
Series 2013 A2:
5% 12/1/28	500,000	602,936
5% 12/1/38	2,500,000	3,098,283
Series 2014 A, 5% 12/1/31	865,000	978,332
Series 2014 A2, 0% 12/1/40 (c)	5,500,000	6,157,684
Series 2017 A1:
5% 12/1/30	3,500,000	4,302,611
5% 12/1/31	2,000,000	2,454,043
5% 12/1/33	1,500,000	1,834,742
Series 2018 A2, 5% 12/1/43	5,000,000	6,180,166
Series 2020 B, 5% 12/1/50	5,000,000	6,374,006
Series 2021 A:
4% 12/1/44	4,000,000	4,653,163
4% 12/1/45	4,000,000	4,641,750
4% 12/1/50	2,000,000	2,314,729
Series 2021 B:
4% 12/1/40	1,000,000	1,189,152
4% 12/1/41	1,000,000	1,186,202
4% 12/1/42	1,500,000	1,771,529
4% 12/1/46	2,500,000	2,928,024
5% 12/1/46	2,000,000	2,547,848
5% 12/1/51	9,000,000	11,393,608
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/23 (a)	200,000	213,149
Series 2017 A, 5% 7/1/42	350,000	422,156
Series 2017 B:
5% 7/1/25 (a)	5,500,000	6,297,452
5% 7/1/31 (a)	1,000,000	1,202,465
5% 7/1/33 (a)	2,250,000	2,704,330
5% 7/1/37 (a)	5,065,000	6,053,579
5% 7/1/42 (a)	4,000,000	4,763,519
5% 7/1/47 (a)	3,035,000	3,596,059
Philadelphia Auth. for Indl. Dev.:
Series 2016, 5% 4/1/28	275,000	312,542
Series 2017, 5% 11/1/47	5,000,000	5,734,265
Series 2020 A, 4% 11/1/45	3,825,000	4,381,669
Series 2020 C:
4% 11/1/35	1,750,000	2,044,585
4% 11/1/36	1,500,000	1,749,854
4% 11/1/37	1,255,000	1,461,093
4% 11/1/38	1,000,000	1,162,359
Philadelphia Gas Works Rev.:
Series 16 A, 5% 8/1/50 (FSA Insured)	8,835,000	11,082,082
Series 2015 13:
5% 8/1/29	2,000,000	2,296,880
5% 8/1/30	1,500,000	1,719,226
5% 8/1/31	1,100,000	1,256,165
Series 2016 14:
5% 10/1/33	1,500,000	1,774,997
5% 10/1/34	500,000	590,648
Philadelphia Gen. Oblig.:
Series 2017 A, 5% 8/1/30	1,500,000	1,820,001
Series 2019 B:
5% 2/1/38	3,000,000	3,734,875
5% 2/1/39	2,600,000	3,235,619
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Series 2012 A, 5.625% 7/1/36	4,045,000	4,147,977
Philadelphia Redev. Auth. Rev.:
Series 2012, 5% 4/15/25	2,230,000	2,259,473
Series 2015 A, 5% 4/15/29	3,000,000	3,415,504
Philadelphia School District:
Series 2016 F, 5% 9/1/34	4,000,000	4,716,587
Series 2018 A:
5% 9/1/29	1,250,000	1,557,464
5% 9/1/30	1,000,000	1,247,823
5% 9/1/33	1,000,000	1,239,987
Series 2019 A:
4% 9/1/37	2,100,000	2,454,389
4% 9/1/38	2,300,000	2,683,924
4% 9/1/39	2,000,000	2,329,773
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2015 B, 5% 7/1/30	3,500,000	4,021,842
Series 2017 B:
5% 11/1/29	3,000,000	3,707,969
5% 11/1/30	3,700,000	4,552,363
Series 2020, 5% 10/1/40	3,195,000	4,102,816
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/31	1,000,000	1,229,010
5% 12/15/32	500,000	612,970
5% 12/15/33	500,000	612,911
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,309,141
Pittsburgh Gen. Oblig. Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	618,837
5% 9/1/28 (Pre-Refunded to 9/1/24 @ 100)	1,300,000	1,459,413
5% 9/1/29 (Pre-Refunded to 9/1/24 @ 100)	1,015,000	1,139,465
5% 9/1/31 (Pre-Refunded to 9/1/24 @ 100)	1,165,000	1,307,859
5% 9/1/32 (Pre-Refunded to 9/1/24 @ 100)	1,000,000	1,122,626
Pittsburgh School District Series 2015, 5% 9/1/23 (FSA Insured)	1,085,000	1,169,414
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (FSA Insured)	3,600,000	4,499,322
Series 2019 B:
4% 9/1/34 (FSA Insured)	2,000,000	2,387,498
4% 9/1/35 (FSA Insured)	400,000	476,200
Reading School District Series 2017:
5% 3/1/35 (FSA Insured)	1,000,000	1,196,001
5% 3/1/36 (FSA Insured)	1,050,000	1,255,032
5% 3/1/37 (FSA Insured)	1,600,000	1,910,696
Saint Mary Hosp. Auth. Health Sys. Rev. (Trinity Health Proj.) Series 2012 B, 5% 11/15/26	1,000,000	1,205,156
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2015:
4% 12/1/30	1,040,000	1,143,988
5% 12/1/22	30,000	31,274
5% 12/1/27	1,480,000	1,707,762
5% 12/1/29	1,000,000	1,151,814
Series 2019 A, 4% 6/1/49	4,650,000	5,312,957
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (a)	1,000,000	1,168,610
5% 1/1/38 (a)	1,125,000	1,308,549
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	6,000,000	6,948,791
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,365,942
5% 4/1/26 (FSA Insured)	1,000,000	1,165,093
5% 4/1/28 (FSA Insured)	1,390,000	1,656,202
West Shore Area Auth. Hosp. Rev. Series 2011 B, 5.75% 1/1/41 (Pre-Refunded to 1/1/22 @ 100)	1,500,000	1,500,000
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/22	600,000	610,675
4% 7/1/23	1,125,000	1,183,738
4% 7/1/26	1,000,000	1,137,545
4% 7/1/37	1,400,000	1,647,596
5% 7/1/27	200,000	242,520
5% 7/1/28	1,130,000	1,401,684
5% 7/1/29	500,000	632,753
5% 7/1/30	1,000,000	1,287,823
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A, 0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	6,537,805

TOTAL PENNSYLVANIA		535,442,029

Pennsylvania, New Jersey - 1.3%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	511,852
5% 7/1/23	1,000,000	1,023,210
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 A:
5% 1/1/37	1,000,000	1,246,109
5% 1/1/38	1,300,000	1,617,642
5% 1/1/39	1,000,000	1,242,374
5% 1/1/40	1,100,000	1,364,794

TOTAL PENNSYLVANIA, NEW JERSEY		7,005,981

TOTAL MUNICIPAL BONDS
(Cost $508,813,819)		543,209,187

Municipal Notes - 2.0%
Pennsylvania - 2.0%
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 0.11% 1/3/22, VRDN (d)	6,385,000	$6,385,000
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 E, 0.07% 1/3/22 (Liquidity Facility U.S. Bank NA, Cincinnati), VRDN (d)	4,600,000	4,600,000
TOTAL MUNICIPAL NOTES
(Cost $10,985,000)		10,985,000
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $519,798,819)		554,194,187
NET OTHER ASSETS (LIABILITIES) - 0.1%		752,778
NET ASSETS - 100%		$554,946,965

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$554,194,187	$--	$554,194,187	$--
Total Investments in Securities:	$554,194,187	$--	$554,194,187	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	27.7%
Transportation	21.8%
Education	18.3%
General Obligations	11.2%
Water & Sewer	7.4%
Others* (Individually Less Than 5%)	13.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $519,798,819)		$554,194,187
Cash		749,964
Receivable for fund shares sold		94,040
Interest receivable		6,215,542
Prepaid expenses		552
Other receivables		2,383
Total assets		561,256,668
Liabilities
Payable for investments purchased on a delayed delivery basis	$5,230,851
Payable for fund shares redeemed	416,744
Distributions payable	399,403
Accrued management fee	160,197
Other affiliated payables	56,856
Other payables and accrued expenses	45,652
Total liabilities		6,309,703
Net Assets		$554,946,965
Net Assets consist of:
Paid in capital		$520,367,925
Total accumulated earnings (loss)		34,579,040
Net Assets		$554,946,965
Net Asset Value, offering price and redemption price per share ($554,946,965 ÷ 47,900,024 shares)		$11.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$14,584,981
Expenses
Management fee	$1,915,770
Transfer agent fees	526,061
Accounting fees and expenses	137,602
Custodian fees and expenses	5,160
Independent trustees' fees and expenses	1,643
Registration fees	24,762
Audit	51,580
Legal	6,011
Miscellaneous	2,486
Total expenses before reductions	2,671,075
Expense reductions	(10,141)
Total expenses after reductions		2,660,934
Net investment income (loss)		11,924,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		417,639
Total net realized gain (loss)		417,639
Change in net unrealized appreciation (depreciation) on investment securities		77,355
Net gain (loss)		494,994
Net increase (decrease) in net assets resulting from operations		$12,419,041

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,924,047	$12,466,233
Net realized gain (loss)	417,639	255,481
Change in net unrealized appreciation (depreciation)	77,355	8,482,996
Net increase (decrease) in net assets resulting from operations	12,419,041	21,204,710
Distributions to shareholders	(12,540,010)	(12,881,272)
Share transactions
Proceeds from sales of shares	97,699,349	93,803,532
Reinvestment of distributions	7,886,844	8,469,720
Cost of shares redeemed	(86,105,495)	(91,726,532)
Net increase (decrease) in net assets resulting from share transactions	19,480,698	10,546,720
Total increase (decrease) in net assets	19,359,729	18,870,158
Net Assets
Beginning of period	535,587,236	516,717,078
End of period	$554,946,965	$535,587,236
Other Information
Shares
Sold	8,417,034	8,234,739
Issued in reinvestment of distributions	679,894	741,867
Redeemed	(7,423,996)	(8,116,699)
Net increase (decrease)	1,672,932	859,907

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.59	$11.39	$10.92	$11.18	$10.97
Income from Investment Operations
Net investment income (loss)A	.251	.275	.310	.314	.328
Net realized and unrealized gain (loss)	.013	.209	.523	(.226)	.257
Total from investment operations	.264	.484	.833	.088	.585
Distributions from net investment income	(.251)	(.272)	(.307)	(.314)	(.328)
Distributions from net realized gain	(.013)	(.012)	(.056)	(.034)	(.047)
Total distributions	(.264)	(.284)	(.363)	(.348)	(.375)
Net asset value, end of period	$11.59	$11.59	$11.39	$10.92	$11.18
Total ReturnB	2.30%	4.32%	7.71%	.84%	5.41%
Ratios to Average Net AssetsC,D
Expenses before reductions	.48%	.49%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.49%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.16%	2.42%	2.74%	2.88%	2.95%
Supplemental Data
Net assets, end of period (000 omitted)	$554,947	$535,587	$516,717	$452,519	$480,405
Portfolio turnover rateE	5%	17%	20%	15%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2021

Days	% of fund's investments
1 - 7	89.5
8 - 30	1.1
31 - 60	1.2
91 - 180	8.0
> 180	0.2

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2021
Variable Rate Demand Notes (VRDNs)	33.7%
Tender Option Bond	52.1%
Other Municipal Security	10.4%
Investment Companies	3.3%
Net Other Assets (Liabilities)	0.5%

Current 7-Day Yields

12/31/21
Fidelity® Pennsylvania Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2021, the most recent period shown in the table, would have been (0.33)%.

Fidelity® Pennsylvania Municipal Money Market Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Variable Rate Demand Note - 33.7%
	Principal Amount	Value
Alabama - 0.5%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.18% 1/7/22, VRDN (a)(b)	$800,000	$800,000
Kansas - 0.6%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.19% 1/7/22, VRDN (b)	100,000	100,000
Series 2007 B, 0.19% 1/7/22, VRDN (b)	300,000	300,000
St. Mary's Kansas Poll. Cont. Rev. Series 1994, 0.15% 1/7/22, VRDN (b)	500,000	500,000
Wamego Kansas Poll. Cont. Rfdg. Rev. (Western Resources, Inc. Proj.) Series 1994, 0.15% 1/7/22, VRDN (b)	100,000	100,000
		1,000,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.18% 1/7/22, VRDN (a)(b)	400,000	400,000
Pennsylvania - 31.2%
Allegheny County Hosp. Dev. Auth. Rev. Series 2016 A, 0.19% 1/7/22, LOC Truist Bank, VRDN (b)	1,600,000	1,600,000
Allegheny County Indl. Dev. Auth. Rev. Series 2002, 0.14% 1/7/22, LOC Citizens Bank NA, VRDN (b)	7,860,000	7,860,000
Beaver County Indl. Dev. Auth. Series 2018 A, 0.19% 1/7/22, LOC Truist Bank, VRDN (b)	1,600,000	1,600,000
Chester County Health & Ed. Auth. Rev. Series 2009, 0.2% 1/7/22, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,665,000	2,665,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 0.11% 1/3/22, VRDN (b)	2,055,000	2,055,000
Lancaster Indl. Dev. Auth. Rev. (Mennonite Home Proj.) Series 2007, 0.2% 1/7/22, LOC Manufacturers & Traders Trust Co., VRDN (b)	4,925,000	4,925,000
Montgomery County Indl. Dev. Auth. Rev. (Foulkeways at Gwynedd Proj.) Series 2006 B, 0.16% 1/7/22, LOC Citizens Bank NA, VRDN (b)	400,000	400,000
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.:
Series 2009 B, 0.17% 1/7/22, LOC MUFG Bank Ltd., VRDN (b)	3,400,000	3,400,000
Series 2009 C, 0.17% 1/7/22, LOC MUFG Bank Ltd., VRDN (b)	8,400,000	8,400,000
Philadelphia Arpt. Rev. Series 2005 C1, 0.14% 1/7/22, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,500,000	1,500,000
Philadelphia Auth. for Indl. Dev. Rev. (Spl. People in Northeast, Inc. Proj.) Series 2006, 0.18% 1/7/22, LOC Citizens Bank NA, VRDN (b)	3,430,000	3,430,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 0.16% 1/7/22, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,002
		50,510,002
South Carolina - 0.1%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1997, 0.18% 1/7/22, VRDN (a)(b)	100,000	100,000
West Virginia - 1.1%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. Amos Proj.) Series 2008 B, 0.2% 1/7/22, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 0.19% 1/7/22, VRDN (a)(b)	1,200,000	1,200,000
		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $54,510,002)		54,510,002

Tender Option Bond - 52.1%
Colorado - 0.0%
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	100,000	100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
		300,000
Florida - 0.2%
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Lee County Arpt. Rev. Participating VRDN Series XF 11 26, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
		300,000
Kentucky - 0.2%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.18% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	200,000	200,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		300,000
Massachusetts - 0.1%
Massachusetts Gen. Oblig. Participating VRDN Series 2021 XG 03 15, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	200,000	200,000
Mississippi - 0.0%
Mississippi Bus. Fin. Corp. Rev. Participating VRDN Series 2021 XF 11 05, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
North Dakota - 0.1%
Grand Forks Health Care Sys. Rev. Participating VRDN Series 2021 XG 03 44, 0.19% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
Ohio - 0.2%
Columbus Gen. Oblig. Participating VRDN Series DB 80 75, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
Ohio Hosp. Rev. Participating VRDN Series 002, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	100,000	100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		300,000
Pennsylvania - 50.7%
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	6,665,000	6,665,000
Central Bradford Progress Auth. Rev. Participating VRDN Series 2021 XF 12 59, 0.14% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,600,000	1,600,000
Commonwealth Fing. Auth. Tobacco Participating VRDN Series XX 10 80, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	4,500,000	4,500,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 0.17% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,500,000	3,500,000
Series Floaters XM 06 13, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	1,700,000	1,700,000
Series Floaters YX 10 49, 0.16% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	1,885,000	1,885,000
Series XF 09 69, 0.17% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	1,900,000	1,900,000
Series XM 08 87, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	1,900,000	1,900,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 0.14% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	3,750,000	3,750,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN:
Series ZF 08 33, 0.14% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,100,000	2,100,000
Series ZF 08 34, 0.14% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,300,000	2,300,000
Montgomery County Higher Ed. & Health Auth. Rev. Participating VRDN:
Series Floaters ZF 07 95, 0.15% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,200,000	2,200,000
Series XF 28 85, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,500,000	2,500,000
Northampton County Gen. Purp. College Rev. Participating VRDN Series Floaters ZM 05 17, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	7,500,000	7,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	299,500	299,500
Pennsylvania Gen. Oblig. Participating VRDN Series Floaters ZM 06 50, 0.13% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,500,000	1,500,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Participating VRDN:
Series Floaters XF 25 53, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	1,800,000	1,800,000
Series XM 08 76, 0.14% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	1,075,000	1,075,000
Pennsylvania State Univ. Participating VRDN Series XM 08 27, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,900,000	2,900,000
Pennsylvania Tpk. Commission Registration Fee Rev. Participating VRDN Series Putters 5026, 0.13% 1/3/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	400,000	400,000
Pennsylvania Tpk. Commission Tpk. Rev.:
Bonds Series Floaters G 43, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	1,700,000	1,700,000
Participating VRDN:
Series 2021 XL 01 80, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,200,000	2,200,000
Series Floaters E 101, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	4,400,000	4,400,000
Series XX 11 34, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,900,000	2,900,000
Philadelphia Arpt. Rev. Participating VRDN Series YX 11 44, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	3,000,000	3,000,000
Philadelphia Auth. for Indl. Dev. Participating VRDN:
Series Putters 14 XM0005, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	4,200,000	4,200,000
Series XG 02 53, 0.15% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,100,000	2,100,000
Philadelphia School District Participating VRDN Series XM 08 60, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	1,625,000	1,625,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series Floaters XF 07 19, 0.14% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	1,000,000	1,000,000
Southcentral Pennsylvania Gen. Auth. Rev. Participating VRDN Series XL 01 04, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	1,500,000	1,500,000
Westmoreland County Muni. Auth. Muni. Svc. Rev. Participating VRDN Series XF 10 58, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	3,270,000	3,270,000
Wilkes-Barre Area School District Participating VRDN Series Floaters XF 07 77, 0.14% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,285,000	2,285,000
		82,154,500
South Carolina - 0.1%
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Tennessee - 0.1%
Metropolitan Nashville Arpt. Auth. Rev. Participating VRDN Series 2021 XL 01 89, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Virginia - 0.2%
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.17% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	290,000	290,000
TOTAL TENDER OPTION BOND
(Cost $84,344,500)		84,344,500

Other Municipal Security - 10.4%
Massachusetts - 0.2%
Massachusetts Dev. Fin. Agcy. Elec. Util. Rev. Bonds Series 2021, 0.19% tender 1/12/22 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	300,000	300,000
Pennsylvania - 10.2%
Commonwealth Fing. Auth. Rev. Bonds:
Series 2013 A2:
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	100,000	101,986
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	550,000	560,827
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	335,000	341,534
Series 2015 B1, 5% 6/1/22	1,180,000	1,203,371
Commonwealth Fing. Auth. Tobacco Bonds Series 2018, 5% 6/1/22	1,415,000	1,442,579
Geisinger Auth. Health Sys. Rev. Bonds Series 2020 A, 5% 4/1/22	840,000	849,818
Pennsylvania Gen. Oblig. Bonds:
Series 2014, 5% 6/15/22	185,000	188,942
Series 2016 2, 5% 9/15/22	225,000	232,432
Series 2016, 5% 1/15/22	1,405,000	1,407,575
Series 2020, 5% 5/1/22	1,000,000	1,015,856
Pennsylvania Hsg. Fin. Agcy. Bonds Series 2021 135 B, 5% 4/1/22 (a)	735,000	743,659
Philadelphia Wtr. & Wastewtr. Rev. Series 2021 B, 0.12% 1/5/22, LOC Royal Bank of Canada, CP	1,000,000	1,000,000
State Pub. School Bldg. Auth. Lease Rev. Bonds (The School District of Philadelphia Proj.) Series 2012:
5% 4/1/22 (Pre-Refunded to 4/1/22 @ 100)	1,000,000	1,012,068
5% 4/1/22 (Pre-Refunded to 4/1/22 @ 100)	105,000	106,229
5% 4/1/22 (Pre-Refunded to 4/1/22 @ 100)	1,000,000	1,011,928
5% 4/1/22 (Pre-Refunded to 4/1/22 @ 100)	365,000	369,319
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Bonds:
Series 2021 B1, 0.11% tender 2/1/22, CP mode	1,700,000	1,700,000
Series 2021 B2, 0.27% tender 6/24/22, CP mode	1,600,000	1,600,000
West Shore Area Auth. Hosp. Rev. Bonds (Holy Spirit Hosp. Charity Proj.) Series 2011 B, 6%	1,700,000	1,700,000
		16,588,123
TOTAL OTHER MUNICIPAL SECURITY
(Cost $16,888,123)		16,888,123
	Shares	Value

Investment Company - 3.3%
Fidelity Municipal Cash Central Fund 0.11% (f)(g)
(Cost $5,440,706)	5,440,162	5,440,706
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $161,183,331)		161,183,331
NET OTHER ASSETS (LIABILITIES) - 0.5%		738,704
NET ASSETS - 100%		$161,922,035

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,500,000 or 1.5% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada)	3/1/21	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$200,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada)	5/3/21	$100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$1,700,000
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$9,151,000	$53,571,000	$57,283,000	$6,726	$1,706	$--	$5,440,706	0.0%
Total	$9,151,000	$53,571,000	$57,283,000	$6,726	$1,706	$--	$5,440,706

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $155,742,625)	$155,742,625
Fidelity Central Funds (cost $5,440,706)	5,440,706
Total Investment in Securities (cost $161,183,331)		$161,183,331
Cash		603,893
Receivable for fund shares sold		6,008
Interest receivable		188,432
Distributions receivable from Fidelity Central Funds		551
Total assets		161,982,215
Liabilities
Payable for fund shares redeemed	$42,479
Distributions payable	64
Accrued management fee	17,637
Total liabilities		60,180
Net Assets		$161,922,035
Net Assets consist of:
Paid in capital		$161,922,036
Total accumulated earnings (loss)		(1)
Net Assets		$161,922,035
Net Asset Value, offering price and redemption price per share ($161,922,035 ÷ 161,676,936 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$173,276
Income from Fidelity Central Funds		6,542
Total income		179,818
Expenses
Management fee	$850,143
Independent trustees' fees and expenses	485
Total expenses before reductions	850,628
Expense reductions	(687,778)
Total expenses after reductions		162,850
Net investment income (loss)		16,968
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,685
Fidelity Central Funds	1,706
Capital gain distributions from Fidelity Central Funds	184
Total net realized gain (loss)		109,575
Net increase in net assets resulting from operations		$126,543

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,968	$674,227
Net realized gain (loss)	109,575	45,947
Net increase in net assets resulting from operations	126,543	720,174
Distributions to shareholders	(136,843)	(728,307)
Share transactions
Proceeds from sales of shares	26,624,972	46,437,146
Reinvestment of distributions	129,646	687,695
Cost of shares redeemed	(43,810,109)	(75,136,443)
Net increase (decrease) in net assets and shares resulting from share transactions	(17,055,491)	(28,011,602)
Total increase (decrease) in net assets	(17,065,791)	(28,019,735)
Net Assets
Beginning of period	178,987,826	207,007,561
End of period	$161,922,035	$178,987,826
Other Information
Shares
Sold	26,624,972	46,437,146
Issued in reinvestment of distributions	129,646	687,695
Redeemed	(43,810,109)	(75,136,443)
Net increase (decrease)	(17,055,491)	(28,011,602)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	–A	.003	.010	.010	.004
Net realized and unrealized gain (loss)	.001	–A	.001	–A	–A
Total from investment operations	.001	.003	.011	.010	.004
Distributions from net investment income	–A	(.003)	(.010)	(.010)	(.004)
Distributions from net realized gain	(.001)	–A	–A	–	–A
Total distributions	(.001)	(.003)	(.011)B	(.010)	(.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnC	.08%	.37%	1.06%	.97%	.40%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.10%	.34%	.50%	.50%	.50%
Expenses net of all reductions	.10%	.34%	.50%	.50%	.50%
Net investment income (loss)	.01%	.35%	1.03%	.96%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$161,922	$178,988	$207,008	$240,412	$284,994

 A Amount represents less than $.0005 per share.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$519,791,521	$34,729,710	$(327,044)	$34,402,666
Fidelity Pennsylvania Municipal Money Market Fund	161,183,331	242	(242)	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$176,373	$34,402,666
Fidelity Pennsylvania Municipal Money Market Fund	–	–

The tax character of distributions paid was as follows:

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$11,922,733	$617,277	$12,540,010
Fidelity Pennsylvania Municipal Money Market Fund	16,960	119,883	136,843

December 31, 2020
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$12,331,149	$550,123	$12,881,272
Fidelity Pennsylvania Municipal Money Market Fund	674,719	53,588	728,307

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pennsylvania Municipal Income Fund	82,608,991	26,350,911

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of.25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, the investment advisor or its affiliates waived a portion of these fees for the Money Market Fund.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.10%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Pennsylvania Municipal Income Fund	–	–	–
Fidelity Pennsylvania Municipal Money Market Fund	200,000	7,295,000	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Pennsylvania Municipal Income Fund	$991

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $687,711.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Pennsylvania Municipal Income Fund	$5,160
Fidelity Pennsylvania Municipal Money Market Fund	67

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$4,981

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Pennsylvania Municipal Income Fund	.48%
Actual		$1,000.00	$1,004.90	$2.43
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Pennsylvania Municipal Money Market Fund	.09%
Actual		$1,000.00	$1,000.10	$.45**
Hypothetical-C		$1,000.00	$1,024.75	$.46**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

**If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Pennsylvania Municipal Money Market Fund	.50%
Actual		$2.52
Hypothetical-(b)		$2.55

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses.

Distributions (Unaudited)

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Money Market Fund	$53,566
Fidelity Pennsylvania Municipal Income Fund	$417,639

During fiscal year ended 2021, 100% of each fund's income dividends were free from federal income tax, and 6.93% of Fidelity Pennsylvania Municipal Money Market Fund and 6.97% of Fidelity Pennsylvania Municipal Income Fund were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity Pennsylvania Municipal Money Market Fund

Because the vast majority of competitor funds' management fees do not cover expenses beyond portfolio management, in prior years, Fidelity Pennsylvania Municipal Money Market Fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for expenses beyond portfolio management (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Given the fund's competitive management fee rate, Fidelity no longer calculates a hypothetical net management fee for Fidelity Pennsylvania Municipal Money Market Fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2020. The Board also noted that the management fee rate was 17 BP above the Total Mapped Group median and 17 BP above the ASPG median.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity Pennsylvania Municipal Income Fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board noted that Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020. The Board noted that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Pennsylvania Municipal Money Market Fund. The Board considered that the Fund's total expense ratio was equal to its competitive medians when excluding waivers and reimbursements from both Fidelity and competitor funds.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

PFR-ANN-0322
1.540037.124

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Fidelity Municipal Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund and Fidelity Pennsylvania Municipal Money Market Fund (the “Funds”):

Services Billed by PwC

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$28,800	$2,400	$1,900	$1,100
Fidelity Ohio Municipal Money Market Fund	$28,800	$2,400	$1,900	$1,100
Fidelity Pennsylvania Municipal Money Market Fund	$28,800	$2,400	$1,900	$1,100

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$29,200	$2,300	$1,900	$1,300
Fidelity Ohio Municipal Money Market Fund	$29,200	$2,300	$1,900	$1,300
Fidelity Pennsylvania Municipal Money Market Fund	$29,200	$2,300	$1,900	$1,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A	December 31, 2020A
PwC	$14,135,700	$14,558,800

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022